                                                                   Exhibit 10.24




                               CREDIT AGREEMENT
                     (Timber Disposition Bridge Facility)

                                     among

                          NORTH AMERICAN TIMBER CORP.

                           THE LENDERS NAMED HEREIN

                            BANK OF AMERICA, N.A.,
                                   as Agent

                                      and

                       MERRILL LYNCH CAPITAL CORPORATION
                                      and
                      MORGAN STANLEY SENIOR FUNDING INC.,
                           as Co-Syndication Agents


                        BANC OF AMERICA SECURITIES LLC,
                      MERRILL LYNCH CAPITAL CORPORATION,
                                      and
                      MORGAN STANLEY SENIOR FUNDING INC.,
                      as Book Managers and Lead Arrangers


                                 $650,000,000

                         Dated as of November 3, 2000

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ARTICLE 1 DEFINITIONS AND ACCOUNTING TERMS                                    1

      1.01  Certain Defined Terms........................................     1
      1.02  Computation of Time Periods..................................    12
      1.03  Accounting Matters...........................................    12
      1.04  Certain Terms................................................    12

ARTICLE 2 AMOUNTS AND TERMS OF THE LOANS                                     13

      2.01  Loans........................................................    13
      2.02  Procedure for the Borrowing..................................    13
      2.03  Evidence of Indebtedness.....................................    14
      2.04  Repayment....................................................    14
      2.05  Optional Prepayments.........................................    14
      2.06  Mandatory Prepayments........................................    15
      2.07  Interest.....................................................    16
      2.08  Default Interest.............................................    17
      2.09  Continuation and Conversion Elections for Loans..............    17

ARTICLE 3 FEES; PAYMENTS; TAXES                                              18

      3.01  Computation of Interest, Fees; Change in Debt Rating.........    18
      3.02  Payments by the Company......................................    19
      3.03  Payments by the Lenders......................................    19
      3.04  Taxes........................................................    20
      3.05  Sharing of Payments, Etc.....................................    24

ARTICLE 4 CHANGES IN CIRCUMSTANCES; ETC.                                     24

      4.01  Offshore Rate Protection.....................................    24
      4.02  Additional Interest on Offshore Rate Loans...................    25
      4.03  Increased Costs..............................................    25
      4.04  Illegality...................................................    25
      4.05  Capital Adequacy.............................................    26
      4.06  Funding Losses...............................................    26
      4.07  Funding; Certificates of Lenders.............................    26
      4.08  Change of Lending Office; Limitation on Increased Costs......    27
      4.09  Replacement of Lenders.......................................    27

ARTICLE 5 REPRESENTATIONS AND WARRANTIES                                     28

      5.01  Corporate Existence; Compliance with Law.....................    28
      5.02  Corporate Power; Authorization...............................    28
      5.03  Enforceable Obligations......................................    29
      5.04  Taxes........................................................    29
      5.05  Financial Matters............................................    29

      5.06  Litigation...................................................   30
      5.07  Subsidiaries.................................................   30
      5.08  Liens........................................................   30
      5.09  No Burdensome Restrictions; No Defaults......................   30
      5.10  Investment Company Act; Public Utility Holding Company Act...   30
      5.11  Margin Regulations...........................................   31
      5.12  Environmental Matters........................................   31
      5.13  Labor Matters................................................   32
      5.14  ERISA Plans..................................................   32
      5.15  Swap Obligations.............................................   32
      5.16  Full Disclosure..............................................   33

ARTICLE 6 CONDITIONS PRECEDENT                                              33

      6.01  Conditions Precedent to the First Loan.......................   33
      6.02  Additional Conditions Precedent to the Loans.................   34
      6.03  Conditions Precedent to Each Conversion and Continuation.....   34

ARTICLE 7 AFFIRMATIVE COVENANTS                                             35

      7.01  Application of Proceeds......................................   35
      7.02  Compliance with Laws, Etc....................................   35
      7.03  Payment of Taxes, Etc........................................   35
      7.04  Maintenance of Insurance.....................................   35
      7.05  Preservation of Corporate Existence, Etc.....................   36
      7.06  Access.......................................................   36
      7.07  Keeping of Books.............................................   36
      7.08  Maintenance of Properties, Etc...............................   36
      7.09  Financial Statements.........................................   36
      7.10  Reporting Requirements.......................................   37
      7.11  ERISA Plans..................................................   37
      7.12  Environmental Compliance; Notice.............................   37
      7.13  New Subsidiaries.............................................   38

ARTICLE 8 NEGATIVE COVENANTS                                                38

      8.01  Liens, Etc...................................................   38
      8.02  Sale-Leaseback Transactions..................................   40
      8.03  Mergers, Etc.................................................   40
      8.04  Transactions with Affiliates.................................   41
      8.05  Accounting Changes...........................................   41
      8.06  Margin Regulations...........................................   41
      8.07  Negative Pledges, Etc........................................   41
      8.08  Leverage Ratio...............................................   41
      8.09  Minimum Net Worth............................................   41
      8.10  Indebtedness.................................................   41

ARTICLE 9 EVENTS OF DEFAULT                                                 42

      9.01  Events of Default............................................   42
      9.02  Remedies.....................................................   44

ARTICLE 10 THE AGENT                                                        45

     10.01  Appointment..................................................   45
     10.02  Delegation of Duties.........................................   45
     10.03  Liability of Agent...........................................   45
     10.04  Reliance by Agent............................................   45
     10.05  Notice of Default............................................   46
     10.06  Credit Decision..............................................   46
     10.07  Indemnification..............................................   47
     10.08  Agent in Individual Capacity.................................   47
     10.09  Successor Agent..............................................   48
     10.10  Other Agents.................................................   48
     10.11  Subsidiaries.................................................   48

ARTICLE 11 MISCELLANEOUS                                                    48

     11.01  Notices, Etc.................................................   48
     11.02  Amendments, Etc..............................................   49
     11.03  No Waiver; Remedies..........................................   50
     11.04  Costs and Expenses...........................................   50
     11.05  Indemnity....................................................   50
     11.06  Right of Set-off.............................................   51
     11.07  Binding Effect...............................................   52
     11.08  Assignments, Participations, Etc.............................   52
     11.09  Confidentiality..............................................   53
     11.10  Survival.....................................................   54
     11.11  Severability.................................................   54
     11.12  Headings.....................................................   54
     11.13  No Third Parties Benefited...................................   54
     11.14  Governing Law................................................   54
     11.15  Execution in Counterparts....................................   54
     11.16  ENTIRE AGREEMENT.............................................   55
     11.17  WAIVER OF JURY TRIAL.........................................   55

                                   SCHEDULES

Schedule  Description
--------  -----------

1.01(a)   Commitments; Commitment Percentages
1.01(b)   Lending Offices
1.01(c)   Agent's Payment Office
5.02(d)   Corporate Power; Authorizations
5.07      Subsidiaries
5.12      Environmental Matters
5.13      Labor Matters
5.14      ERISA
8.01      Existing Liens


                                   EXHIBITS

Exhibit   Description
-------   -----------

2.02(a)   Form of Notice of Borrowing
2.03(b)   Form of Promissory Note
2.09(b)   Form of Notice of Conversion/Continuation
6.01(c)   Form of Opinion of Counsel for the Company
6.02(d)   Form of Officer's Closing Certificate
7.09(c)   Form of Compliance Certificate
7.13(a)   Form of Subsidiary Guaranty
7.13(b)   Form of Contribution Agreement
7.13(c)   Form of Supplement
11.08(b)  Form of Assignment and Assumption Agreement

                               CREDIT AGREEMENT
                     (Timber Disposition Bridge Facility)

          This CREDIT AGREEMENT (Timber Disposition Bridge Facility) is entered into as of November 3, 2000 among NORTH AMERICAN TIMBER CORP., a Delaware corporation (the "Company"), the various LENDERS that are, or may from time to
                  -------
time become, party hereto (the "Lenders") and BANK OF AMERICA, N.A., as
                                -------
administrative agent for the Lenders (in such capacity, the "Agent"), and
                                                             -----
MERRILL LYNCH CAPITAL CORPORATION AND MORGAN STANLEY SENIOR FUNDING INC., as Co-Syndication Agents.

     WHEREAS, the Company, certain lenders and the Agent are party to the Credit Agreement dated as of July 22, 1999, as amended (the "1999 Credit Agreement");
                                                      ---------------------

     WHEREAS, the Company desires to enter into a new credit facility and, as a condition precedent to borrowing any loans under this new credit facility, intends to repay all loans and terminate the commitments under the 1999 Credit Agreement; and

     WHEREAS, the Company has obtained commitments from the Lenders, pursuant to which the Lenders are willing to make loans to the Company in a maximum aggregate principal amount not to exceed $650,000,000, on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1
                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

     1.01  Certain Defined Terms. As used in this Agreement and in any Schedules
           ---------------------
and Exhibits to this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Adjusted Reference Rate" means the fluctuating interest rate per annum
      -----------------------
equal to the higher of (a) the sum of the Federal Funds Rate plus 1/2% and (b)
                                                             ----
the rate of interest (the "Reference Rate") publicly announced from time to time
                           --------------
by Bank of America at its executive offices, as its reference rate or prime rate. The Reference Rate is a rate set by Bank of America based upon various factors, including Bank of America's cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Affiliate" means, with respect to any Person, any Subsidiary of such
      ---------
Person and any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person (excluding any trustee under, or any committee with responsibility for administering, any
Plan). A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power:

          (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person; or

          (b) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means Bank of America in its capacity as administrative agent for
      -----
the Lenders, together with any successor thereto in such capacity.

     "Agent's Payment Office" means the Agent's address and, as appropriate,
      ----------------------
account as set forth on Schedule 1.01(c) or such other address as the Agent may
                        ----------------
from time to time specify.

     "Agent-Related Persons" means Bank of America and any successor agent
      ---------------------
arising under Section 10.09, together with their respective Affiliates
              -------------
(including, in the case of Bank of America, Banc of America Securities LLC), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Aggregate Commitments" means the aggregate amount of the Commitments of
      ---------------------
all the Lenders as in effect from time to time.

     "Agreement" means this Credit Agreement.
      ---------

     "Arrangers" means each of Banc of America Securities LLC, Merrill Lynch
      ---------
Capital Corporation, and Morgan Stanley Senior Funding, Inc.

     "Assignee" means any Person which becomes a party to this Agreement
      --------
pursuant to Section 11.08.
            -------------

     "Bank of America" means Bank of America, N.A., a national banking
      ---------------
association and its successors by merger and permitted assigns.

     "Borrowing" means an extension of credit hereunder consisting of Loans of
      ---------
the same type made pursuant to Section 2.01 by the Lenders ratably according to
                               ------------
their respective Commitment Percentages.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in New York City or San Francisco are authorized or required by law to close, and if the applicable Business Day relates to any Offshore Rate Loan, any such day on which dealings are carried on in the London interbank market.

     "Capital Markets Bridge Facility" means the Credit Agreement (Capital
      -------------------------------
Markets Bridge Facility), dated as of the date hereof, by and among Georgia-Pacific, the lenders parties thereto, and Bank of America as the agent for such Lenders.

     "CERCLA" means the Comprehensive Environmental Response Compensation and
      ------
Liability Act of 1980.

     "CERCLIS" means the Comprehensive Environmental Response Compensation
      -------
Liability Information System List.

     "Closing Date" means the date on which all the conditions precedent set
      ------------
forth in Sections 6.01 and 6.02 shall have been satisfied or waived.

     "Code" means the Internal Revenue Code of 1986.
      ----

     "Commitment" means for each Lender, as the context may require, (a) the
      ----------
amount set forth on Schedule 1.01(a) opposite the name of such Lender under the
                    ----------------
heading "Commitments" or as otherwise set forth in any Notice of Assignment, as such amount may be reduced as a result of one or more assignments pursuant to
Section 11.08; or (b) the obligation of such Lender to extend credit to the
-------------
Company hereunder in the amount specified in the immediately preceding clause
                                                                       ------
(a).
---

     "Commitment Percentage" means, as to any Lender at any time, the percentage
      ---------------------
of the Aggregate Commitments represented by such Lender's Commitment at such time, as set forth on Schedule 1.01(a), as such percentage may be modified from
                      ----------------
time to time in accordance with Notices of Assignment delivered hereunder pursuant to Section 11.08.
            -------------

     "Company" has the meaning specified in the introduction to this Agreement.
      -------

     "Continuation" and "Continue" mean, with respect to any Offshore Rate Loan,
      ------------       --------
the continuation of such Offshore Rate Loan as an Offshore Rate Loan on the last day of the Interest Period for such Loan.

     "Contractual Obligation" means, with respect to any Person, any provision
      ----------------------
of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is subject.

     "Contribution Agreement (Timber Disposition Bridge Facility)" has the
      -----------------------------------------------------------
meaning assigned to such term in Section 7.13.
                                 ------------

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

     "Conversion" and "Convert" mean, with respect to any Loan, the conversion
      ----------       -------
of such Loan from or into another type of Loan.

     "Co-Syndication Agents" means each of Merrill Lynch Capital Corporation and
      ---------------------
Morgan Stanley Senior Funding, Inc.

     "Debt Rating" means, on any date, the rating of Georgia-Pacific's senior
      -----------
unsecured long-term Indebtedness, as most recently publicly announced by Moody's and S&P; provided,
         --------
however, that if only one such rating is available, the applicable interest rate
-------
or fee to be determined based on such rating shall be determined solely by reference to such one rating.

     "Default" means any event or condition which, with the giving of notice or
      -------
the lapse of time, or both, would become an Event of Default.

     "Dollar" and "$" mean lawful money of the United States of America.
      ------       -

     "EBITDA" means, as of the end of any Measurement Period, the sum of the
      ------
following, calculated for the Company and its Subsidiaries on a consolidated basis: (a) net income (or net loss) for such period, plus (b) all amounts
                                                     ----
treated as expenses for depreciation, interest and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) cost of timber sold by the Company (to the extent it
                  ----
represents depletion) to the extent included in the determination of such net income (or loss), plus (d) all accrued taxes on or measured by income to the
                  ----
extent included in the determination of such net income (or loss); provided,
                                                                   --------
however, that net income (or loss) shall be computed for these purposes without
-------
giving effect to extraordinary cash gains or non-recurring, non-cash items.

     "Effective Amount" means with respect to any Loans on any date the
      ----------------
aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Loans occurring on such date.

     "18-Month Revolver" means the Credit Agreement (18-Month Revolving Credit
      -----------------
Facility), dated as of the date hereof, by and among Georgia-Pacific, the lenders parties thereto, and Bank of America as the agent for such lenders.

     "Eligible Assignee" means (a) a commercial bank organized under the laws of
      -----------------
the United States, or any state thereof, and having a combined capital and surplus of at least $250,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; and
(d) any other Person approved in writing by the Company and the Agent.

     "Environmental Laws" means all applicable federal, state or local statutes,
      ------------------
laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, together
      -----
with the regulations thereunder.

     "Eurocurrency Liabilities" has the meaning assigned to that term in
      ------------------------
Regulation D of the Federal Reserve Board, as in effect from time to time.

     "Event of Default" has the meaning specified in Section 9.01.
      ----------------                               ------------

     "Federal Funds Rate" means, for any day, the rate set forth in the weekly
      ------------------
statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)." If
 --------
on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotations") for such
                                    ------------------------------
day under the caption "Federal Funds Effective Rate".

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System.

     "Fee Letter" means the letter agreement, dated August 1, 2000, between
      ----------
Georgia-Pacific, Bank of America, the Co-Syndication Agents and the Arrangers regarding the payment of certain fees.

     "Form W-8" has the meaning specified in Section 3.04(f)(i)(A).
      --------                               ---------------------

     "Form W-BEN" has the meaning specified in Section 3.04(f)(i)(B).
      ----------                               ---------------------

     "Form W-8ECI" has the meaning specified in Section 3.04(f)(i)(A).
      -----------                               ---------------------

     "Portfolio Exemption Certificate" has the meaning specified in Section
      -------------------------------                               -------
3.04(f)(i)(B).
-------------

     "Fort James Acquisition" means the completion of the Fort James Tender and
      ----------------------
the merger of the Offeror with and into the Target pursuant to the Merger Documents.

     "Fort James Tender" means the valid tender in accordance with the terms of
      -----------------
the Offer (as defined in the Merger Agreement), before the expiration date of the Offer and not withdrawn, of a number of shares of the Company's Common Stock (as defined in the Merger Agreement) that, together with the shares of the Company's Common Stock then owned by Georgia-Pacific and/or the Offeror, represents at least two-thirds of the shares of the Company's Common Stock outstanding on a fully-diluted basis, subject to the conditions set forth in Annex I to the Merger Agreement and the other terms and conditions thereof.

     "Funded Indebtedness" means, for any day, the sum of (a) all Indebtedness
      -------------------
for Borrowed Money of the Company and its consolidated Subsidiaries outstanding on such day plus (b) the aggregate capital invested as of such day by Persons
            ----
other than the Company and its consolidated Subsidiaries in receivables and other accounts sold to such Persons by the Company and its consolidated Subsidiaries, excluding receivables and other accounts sold in connection with the sale of a business or the sale of the assets and/or operations generating such receivables and other accounts.

     "GAAP" means, as of any date of determination, generally accepted
      ----
accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) or in such other statements by such other entity as may be in general use by significant segments of the accounting profession.

     "Georgia-Pacific" means Georgia-Pacific Corporation, a Georgia corporation.
      ---------------

     "Governmental Authority" means any nation or government, any federal,
      ----------------------
state, local or other political subdivision thereof and any central bank thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Hazardous Material" means:
      ------------------

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, 42 U.S.C. Section 690, et seq., as in effect from time to
                                              -- ---
     time;

          (c)  any petroleum product; or

          (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Indebtedness" of any Person means, without duplication, the consolidated
      ------------
Indebtedness for Borrowed Money of such Person and guaranties of indebtedness of others provided by such Person, all as determined in accordance with GAAP consistent with the accounting principles applied in the preparation of the financial statements referred to in Section 5.05(a).
                                    ---------------

     "Indebtedness for Borrowed Money" of any Person means, without duplication,
      -------------------------------

          (a)  all indebtedness of such Person for borrowed money;

          (b) all obligations of such Person issued or assumed as the deferred purchase price of property or services other than bank overdrafts and trade accounts payable arising in the ordinary course of business consistent with past practices;

          (c) all obligations of such Person evidenced by notes, bonds, debentures, commercial paper or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

          (d) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or creditor under such agreement in the event of default are limited to repossession or sale of such property);

          (e) all rental obligations of such Person under leases capitalized under GAAP as disclosed in the financial statements delivered pursuant to
     Section 7.09; and
     ------------

          (f) all indebtedness of such Person or of others referred to in paragraphs (a) through (e) secured by (or for which the holder of such
     ----------  -           -
     indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

     "Indemnified Party" has the meaning specified in Section 11.05(a).
      -----------------                               ----------------

     "Interest Payment Date" means (a) with respect to any Offshore Rate Loan,
      ---------------------
the last day of each Interest Period applicable to such Offshore Rate Loan, each date such Loan is repaid, prepaid, Continued or Converted, and the Maturity Date, and, with respect to any Interest Period of six months' duration, the date which falls three months after the beginning of such Interest Period, and (b) with respect to any Reference Rate Loan, the last Business Day of each calendar quarter, each date such Reference Rate Loan is Converted into an Offshore Rate Loan, and the Maturity Date.

     "Interest Period" means, as to any Offshore Rate Loan, the period
      ---------------
commencing on the Business Day such Offshore Rate Loan is disbursed, Continued or Converted into such Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that:
                                                --------

          (a) in the case of the Continuation of an Offshore Rate Loan pursuant to Section 2.09, the Interest Period applicable after the Continuation of
        ------------
     such Loan shall commence on the last day of the preceding Interest Period;

          (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

          (d) no Interest Period for any Offshore Rate Loan shall extend beyond the Maturity Date.

     "Investments" means all investments, whether by acquisition of stock or
      -----------
indebtedness, or by loan, advance, transfer of property, capital contribution or otherwise.

     "Lender" has the meaning specified in the introduction to this Agreement
      ------
and includes each Lender listed on the signature pages hereof and each Assignee.

     "Lending Office" means, with respect to any Lender, the office or offices
      --------------
of such Lender specified as its "Domestic Lending Office" or "Offshore Rate
                                 -----------------------      -------------
Lending Office", as the case may be, opposite its name on Schedule 1.01(b) or in
--------------                                            -----------------
the applicable Notice of Assignment, or such other office or offices of such Lender as such Lender may from time to time specify to the Company and the Agent.

     "Lien" means any mortgage, security interest, pledge or lien.
      ----

     "Loan" means a Loan by a Lender to the Company pursuant to Section 2.01 and
      ----                                                      ------------
may be in the form of a Offshore Rate Loan or a Reference Rate Loan, each of which shall be a "type" of Loan.
                  ----

     "Loan Documents" means this Agreement, any promissory note issued pursuant
      --------------
hereto, and, if executed and delivered, the Subsidiary Guaranty (Timber Disposition Bridge Facility) and the Contribution Agreement (Timber Disposition Bridge Facility).

     "Loan Parties" means, collectively, the Company and each other Person
      ------------
(other than the Agent and the Lenders) who is a party to a Loan Document.

     "Material Adverse Effect" means, with respect to any event, act, condition
      -----------------------
or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of Georgia-Pacific and its Subsidiaries taken as a whole or (b) the legality, validity or enforceability of any Loan Document or Merger Document.

     "Maturity Date" means the date which is six months after the Closing Date.
      -------------

     "Measurement Period" means a period consisting of four consecutive fiscal
      ------------------
quarters of the Company and ending on the last day of the most recently completed fiscal quarter of the Company.

     "Merger Agreement" means that certain Agreement and Plan of Merger, dated
      ----------------
as of July 16, 2000, by an among Georgia-Pacific, Offeror, and Target.

     "Merger Documents" means the Merger Agreement and all related documents.
      ----------------

     "Moody's" means Moody's Investors Services, Inc. or any successor to the
      -------
rating agency business thereof.

     "Multi-Year Revolver" means the Credit Agreement (Multi-Year Revolving
      -------------------
Credit Facility), dated as of the date hereof, by and among Georgia-Pacific, the lenders parties thereto, and Bank of America as the agent for such Lenders.

     "Net Proceeds" means, in respect of any Timber Disposition, the proceeds in
      ------------
cash received by the Company or any of its Subsidiaries with respect to or on account of such Timber Disposition, net of: (a) the direct costs of such Disposition then payable by the recipient of such proceeds, (b) sales, use and other taxes paid or payable by such recipient as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Permitted Lien on the properties subject to such Disposition.

     "Net Worth" means, at any date, the excess of Total Assets at such date
      ---------
over Total Liabilities at such date.

     "Notice of Assignment" has the meaning specified in Section 11.08(b).
      --------------------                               ----------------

     "Notice of Borrowing" has the meaning specified in Section 2.02(a).
      -------------------                               ---------------

     "Notice of Conversion/Continuation" has the meaning specified in Section
      ---------------------------------                               -------
2.09.
----

     "Obligations" means all Loans and other Indebtedness, advances, debts,
      -----------
liabilities, obligations, covenants and duties owing by the Company, or any other Loan Party to any Lender, the Agent, any Affiliate of any Lender or the Agent or any Indemnified Party, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, but in each case only as arising under or in connection with this Agreement or under or in connection with any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations"
                                                               -----------
includes all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Company, or any other Loan Party under or in connection with this Agreement or any other Loan Document.

     "Offeror" has the meaning given in the recitals to this Agreement.
      -------

     "Offshore Rate" means for any Interest Period:
      -------------

          (a) the rate per annum equal to the rate determined by the Agent to be the offered rate that appears on the page of the Telerate screen that displays an average British Bankers Association Interest Settlement Rate for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

          (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest (rounded upward to the next 1/100th of 1%) at which deposits in the applicable currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Offshore Rate Loan being made, Continued or Converted by the Agent (or its Affiliate) in its capacity as a Lender and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the offshore Dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.

     The determination of the Offshore Rate by the Agent shall be conclusive in the absence of manifest error.

     "Offshore Rate Loan" means a Loan bearing interest based on the Offshore
      ------------------
Rate.

     "Other Taxes" has the meaning specified in Section 3.05(b).
      -----------                               ---------------

     "Participant" has the meaning specified in Section 11.08(d).
      -----------                               ----------------

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in Section
      ------------
3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade, or business that is, along with the Company, a member of its Controlled Group, may have liability, including a reasonable possibility of liability due to having been a substantial employer within the meaning of
Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "Permitted Liens" means the Liens permitted or required by Section 8.01.
      ---------------                                           ------------

     "Permitted Swap Obligations" means all obligations (contingent or
      --------------------------
otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view".

     "Person" means an individual, partnership, corporation (including a
      ------
business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means each Pension Plan or Welfare Plan, and any other employee
      ----
benefit plan (within the meaning of Section 3(3) of ERISA) sponsored or maintained by the Company or any Subsidiary of the Company.

     "Post-Acquisition Rating Date" means the date on which a final
      ----------------------------
determination of the Debt Rating of Georgia-Pacific is made by both Moody's and S&P after giving effect to the Fort James Acquisition.

     "Pro Rata Share" means, with respect to each Lender, the percentage
      --------------
equivalent (rounded, if necessary to the ninth decimal place) at such time of such Lender's Commitment divided by the Aggregate Commitment (or, if all Commitments have been terminated, the Effective Amount of such Lender's Loans divided by the Effective Amount of the aggregate Loans then held by all Lenders).

     "Reference Rate" has the meaning specified in the definition of Adjusted
      --------------
Reference Rate.

     "Reference Rate Loan" means any Loan that bears interest at a rate
      -------------------
determined with reference to the Adjusted Reference Rate.

     "Release" means a "release", as such term is defined in CERCLA.
      -------

     "Replacement Lender" has the meaning specified in Section 4.09.
      ------------------                               ------------

     "Required Lenders" means at any time Lenders having 51% or more of the
      ----------------
Effective Amount of Loans of all the Lenders, or, if no Loans are outstanding, Lenders having 51% or more of the Commitments.

     "Requirement of Law" means, as to any Person, the charter and by-laws or
      ------------------
other organization or governing documents of such Person, and any law, rule or regulation including the requirements of Environmental Laws and ERISA, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations T, U and X of the Federal Reserve Board or any order, decree or other determination of an arbitrator or a court or other Governmental Authority applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" means, with respect to any Person, the Chief
      -------------------
Executive Officer, the President, any Vice-Chairman or any of the Vice Presidents or the Treasurer of such Person or, with respect to financial matters, the Chief Financial Officer, the Executive Vice President-Finance and Chief Financial Officer or the Vice President and Treasurer of such Person.

     "Sale-Leaseback Transaction" has the meaning specified in Section 8.02.
      --------------------------                               ------------

     "S&P" means Standard & Poor's or any successor to the rating agency
      ---
business thereof.

     "Subsidiary" means, with respect to any Person, any corporation of which
      ----------
more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors (or others performing a comparable function) of such corporation is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

     "Subsidiary Guaranty (Timber Disposition Bridge Facility)" has the meaning
      --------------------------------------------------------
specified in Section 7.13.
             ------------

     "Swap Contract" means any agreement, whether or not in writing, relating to
      -------------
any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

     "Swap Termination Value" means, in respect of any one or more Swap
      ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Agent based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

     "Target" has the meaning given in the recitals to this Agreement.
      ------

     "Taxes" has the meaning specified in Section 3.05(a).
      -----                               ---------------

     "Timber Disposition" has the meaning specified in Section 2.06(a).
      ------------------                               ---------------

     "Total Assets" means, at any date, without duplication, the total
      ------------
consolidated assets of the Company and its Subsidiaries, as determined in accordance with GAAP.

     "Total Liabilities" means, at any date, without duplication, the total
      -----------------
consolidated liabilities of the Company and its Subsidiaries, determined in accordance with GAAP.

     "Welfare Plan" means a "welfare plan", as such term is defined in Section
      ------------
(3)(1) of ERISA.

     1.02 Computation of Time Periods. In this Agreement, in the computation of
          ---------------------------
periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

     1.03 Accounting Matters. All accounting terms not specifically defined
          ------------------
herein shall be construed in accordance with GAAP, and all financial statements referred to in Sections 7.09(a) and (b) shall be prepared in accordance with
               ----------------     ---
GAAP; provided, however, that all computations determining compliance with
      --------  -------
Article 8 shall use accounting principles consistent with those applied in the
---------
preparation of the financial statements of the Company referred to in Section
                                                                      -------
5.05(a). The parties hereto agree that to the extent that any change in GAAP
-------
affects the calculation of the financial covenant contained herein, the Agent (at the direction of the Required Lenders) and the Company shall negotiate in good faith to amend such financial covenant to account for such changes in GAAP.

     1.04 Certain Terms.
          -------------

     The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular Article, Section, paragraph or clause in this Agreement. The word "including" when used herein is not intended to be exclusive and means "including, without limitation." References herein to an Article, Section, paragraph or clause shall refer to the appropriate Article, Section, paragraph or clause in this Agreement.

     Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                                   ARTICLE 2
                        AMOUNTS AND TERMS OF THE LOANS
                        ------------------------------

     2.01 Loans. Each Lender severally agrees, on the terms and subject to the
          -----
conditions hereinafter set forth, to make one Loan to the Company in Dollars in a single Borrowing (the "Loan"), in a principal amount which does not exceed
                         ----
such Lender's Commitment. Amounts borrowed as Loans which are repaid or prepaid by the Company may not be reborrowed. Any portion of the Commitment that is not used in connection with such single Borrowing shall automatically terminate. Notwithstanding anything herein to the contrary, the Commitment of each Lender to make its Loan shall terminate on February 28, 2001 if the Closing Date has not occurred on or prior to such date.

     2.02 Procedure for the Borrowing.
          ---------------------------

     (a) The Borrowing shall be made on notice, delivered by the Company to the Agent not later than 12:00 noon (New York City time) at least (i) four Business Days prior to the date of such proposed Borrowing, in the case of Offshore Rate Loans, and (ii) on the date of such proposed Borrowing, in the case of Reference Rate Loans. Such notice of a Borrowing (a "Notice of Borrowing") shall be
                                           -------------------
irrevocable and shall be delivered by facsimile, in substantially the form of
Exhibit 2.02(a), specifying therein:
---------------

          (i)   the date of such Borrowing;

          (ii) the amount of such Borrowing which, (A) in the case of a Borrowing of Offshore Rate Loans, shall be in the amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, and (B), in the case of a Borrowing of Reference Rate Loans, shall be in the amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof and shall not, in any case, exceed the Aggregate Commitments on the date such Borrowing is made;

          (iii) whether the Borrowing is of Offshore Rate Loans or Reference Rate Loans; and

          (iv) if such Borrowing is of Offshore Rate Loans, the duration of the initial Interest Period or Interest Periods applicable to such Loans.

If the Notice of Borrowing shall fail to specify the duration of the initial Interest Period for any Offshore Rate Loans, such Interest Period shall be one month.

     (b) Upon receipt of the Notice of Borrowing, the Agent shall promptly notify each Lender thereof and of the amount of such Lender's share of such Borrowing determined on the basis of such Lender's Commitment Percentage. Each Lender shall make available to the Agent the amount of its ratable share of such Borrowing in the manner and at the time set forth in Section 3.03(a).
                                                     ---------------

     (c)  Unless any applicable condition specified in Article 6 has not been
                                                       ---------
satisfied or waived, the Agent will make the funds received from the Lenders promptly available to the Company by crediting the account of the Company on the books of Bank of America, or such other account as shall have been specified by the Company, with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

     (d) After giving effect to the Borrowing, there shall not be more than three different Interest Periods in effect.

     2.03 Evidence of Indebtedness.
          ------------------------

     (a) Each Lender, with respect to amounts payable to it hereunder, and the Agent, with respect to all amounts payable hereunder in respect of Borrowings, shall maintain on its books in accordance with its usual practice, loan accounts and control accounts, respectively, setting forth each Loan, the applicable interest rate, and the amounts of principal, interest and other sums paid and payable by the Company from time to time hereunder with respect thereto; provided, however, that the failure by any Lender to record, or any error in
--------  -------
recording, any such amount on its books shall not affect the obligations of the Company with respect thereto. In the case of any dispute, action or proceeding relating to any amount payable hereunder, the entries in each such account shall be prima facie evidence of such amount, absent manifest error. In case of any discrepancy between the entries in the Agent's books and any Lender's books, such Lender's books shall be considered correct in the absence of manifest error.

     (b) Notwithstanding the foregoing, if any Lender shall so request, the obligation to repay the Loans shall also be evidenced by a promissory note in the form of Exhibit 2.05(b).
            ---------------

     2.04 Repayment. The Company agrees to repay to the Agent for the account
          ---------
of the Lenders the outstanding principal amount of all Loans on the Maturity
Date.

     2.05 Optional Prepayments.
          --------------------

     (a)  Subject to Section 4.06(a), the Company may, upon (i) at least four
          --------------------------
Business Days' prior notice to the Agent, in the case of a prepayment of Offshore Rate Loans, and (ii) at least one Business Day's prior notice to the Agent, in the case of a prepayment of Reference Rate Loans, stating the proposed date and aggregate principal amount of the prepayment, prepay, ratably among the Lenders in accordance with their Commitment Percentages, the outstanding principal amount of the Loans, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid.

     (b) Each partial prepayment of Loans shall be, (i) in the case of Offshore Rate Loans, in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof, and (B) in the case of Reference Rate Loans, in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof; provided, however, that, if the aggregate
                                 --------  -------
amount of Offshore Rate Loans comprised in the same Borrowing would be reduced as a result of any voluntary prepayment to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the then current Interest Period.

     (c) If a notice of prepayment is given, such notice shall be irrevocable and the principal amount stated in such notice, together with accrued interest thereon and any amount payable pursuant to Section 4.06(a), shall be due and
                                           ---------------
payable on the date specified in such notice. The Agent shall promptly notify each Lender of its receipt of any notice of prepayment under this Section 2.05.
                                                                  ------------

     2.06 Mandatory Prepayments.
          ---------------------

     (a) In connection with (x) any sale or disposition of assets or series of related sales or dispositions of assets by the Company or any of its Subsidiaries (other than the sale of inventory in the ordinary course of business) generating Net Proceeds in excess of $25,000,000 or (y) any dividend, spin-off or other distribution of assets (whether accomplished in one transaction or a series of related transactions) by the Company or any of its Subsidiaries (whether accomplished in one transaction or a series of related transactions) leading to the assumption or repayment of Indebtedness of the Company or any of its Subsidiaries in excess of $25,000,000 (each, a "Timber
                                                                      ------
Disposition"), the Company shall prepay the Loans in an amount equal to the Net
-----------
Proceeds of each Timber Disposition described in clause (x) within 30 days after receipt thereof and in an amount equal to the principal and accrued interest of such Indebtedness assumed or repaid in connection with each Timber Disposition described in clause (y) upon the date of such assumption or repayment.

     (b) In connection with any merger or consolidation permitted by the proviso set forth in Section 8.03 hereof, the Company shall prepay (or shall
                     ------------
cause the prepayment of) the full principal amount of the Loans then outstanding prior to or concurrently with the effective date of such merger or consolidation.

     (c)  Any prepayment of the Loans required by this Section 2.06 shall not be
                                                       ------------
subject to the minimum amount requirements of Section 2.05(b).
                                              ---------------

     (d)  Upon any prepayment pursuant to this Section 2.06, the Agent shall
                                               ------------
     promptly notify the Lenders of such prepayment.

     2.07 Interest.
          ---------

     (a) Each Reference Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the Adjusted Reference Rate plus either (i) until the earlier of the date six months
                        ----
after the Closing Date or the Post-Acquisition Rating Date, 0.25%, and (ii) thereafter, the amount set forth opposite the indicated Debt Rating under the heading "Applicable Margin Reference Rate Loans" in the pricing grid set forth below:

                Debt Ratings
                ------------
                                                        Applicable Margin
Moody's                            S & P              Reference Rate Loans
-------                            -----              --------------------

A3 or Higher        or             A- or Higher                0%
                    --
Baa 1               or             BBB+                        0%
                    --
Baa 2               or             BBB                         0%
                    --
Baa 3               or             BBB-                        0.25%
                    --
Ba1                 or             BB+                         0.625%
                    --
Ba2 or Lower        or             BB or Lower                 1.00%
                    --

     (b) Each Offshore Rate Loan shall bear interest on the outstanding principal amount thereof from the date when made until paid in full at the applicable Offshore Rate plus either (i) until the earlier of the date six
                         ----
months after the Closing Date or the Post-Acquisition Rating Date, 1.25%, and
(ii) thereafter, the amount set forth opposite the indicated Debt Rating under the heading "Applicable Margin Offshore Rate Loans" in the pricing grid set forth below:

                Debt Ratings
                ------------
                                                        Applicable Margin
Moody's                            S & P              Reference Rate Loans
-------                            -----              --------------------

A3 or Higher        or             A- or Higher                0.625%
                    --
Baa 1               or             BBB+                        0.75%
                    --
Baa 2               or             BBB                         1.00%
                    --
Baa 3               or             BBB-                        1.25%
                    --
Ba1                 or             BB+                         1.625%
                    --
Ba2 or Lower        or             BB or Lower                 2.00%
                    --

     (c) Any change in the applicable margin shall become effective three Business Days after notification to the Agent of a change in Debt Rating or occurrence of the Post-Acquisition Rating Date by (i) the Company pursuant to
Section 7.10(c), or (ii) any Lender, accompanied in the case of clause (ii) by
---------------
evidence satisfactory to the Agent of such event. In the event of a split rating, the higher rating will apply; if the Debt Ratings are split by more than one level, one level above the lower rating will apply. If at any time no Debt Rating is available, the applicable margin shall be 1.00% per annum for all Reference Rate Loans and 2.00% for all Offshore Rate Loans; provided, that if at
                                                            --------
any time no Debt Rating exists solely because both Moody's and S&P shall cease to exist, then the applicable margin shall be the amount that corresponds to the Debt Rating that is one level lower than the Debt Rating applicable immediately prior to the date on which both Moody's and S&P shall cease to exist.

     (d) Accrued interest shall be paid on each Interest Payment Date (and, after maturity, on demand).

     2.08 Default Interest. During the continuation of any Event of Default
          ----------------
pursuant to Section 9.01(a), the Company shall pay interest (after as well as
            ---------------
before judgment to the extent permitted by law) on the Effective Amount of all Obligations then due and payable, at a rate per annum which is determined by adding 2% per annum to the applicable margin then in effect in accordance with
Section 2.07, and, in the case of Obligations not subject to any such applicable
------------
margin, at a rate per annum equal to the Adjusted Reference Rate plus the applicable margin for Reference Rate Loans then in effect in accordance with
Section 2.07 plus 2%; provided, however, that, on and after the expiration of
------------          --------  -------
any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Adjusted Reference Rate, plus the applicable margin for Reference Rate Loans then in effect in accordance with Section 2.07 plus 2%.
                          ------------

     2.09 Continuation and Conversion Elections for Loans.
          -----------------------------------------------

     (a)  The Company may upon irrevocable written notice to the Agent:

          (i) elect to Convert, on any Business Day, all or any portion of outstanding Reference Rate Loans in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof into Offshore Rate Loans;

          (ii) elect to Convert, on the last day of any Interest Period therefor, all or any portion of outstanding Offshore Rate Loans comprising the same Borrowing in the aggregate principal amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof into Reference Rate Loans; or

          (iii) elect to Continue, on the last day of any Interest Period therefor, any Offshore Rate Loans in the aggregate principal amount of $20,000,000 or an integral multiple of $10,000,000 in excess thereof as Offshore Rate Loans.

provided, however, that if the Effective Amount of Offshore Rate Loans in the
--------  -------
same Borrowing would be reduced as a result of any Conversion of part thereof to Reference Rate Loans to an amount less than $20,000,000, such Offshore Rate Loans shall automatically Convert into Reference Rate Loans on the last day of the Interest Period on which such Conversion occurs.

     (b) The Company shall deliver a notice of Conversion or Continuation (a "Notice of Conversion/Continuation"), in substantially the form of Exhibit
 ---------------------------------                                 -------
2.09(b), to the Agent not later than 12:00 noon (New York City time) (i) four
-------
Business Days prior to the proposed date of Conversion or Continuation, if the Loans or any portion thereof are to be Converted into or Continued as Offshore Rate Loans, and (ii) one Business Day prior to the proposed date of Conversion, if the Loans or any portion thereof are to be Converted into Reference Rate Loans.

     Each such Notice of Conversion/Continuation shall be irrevocable and shall be made by facsimile, specifying therein:

          (i)   the proposed date of Conversion or Continuation;

          (ii)  the aggregate amount of Loans to be Converted or Continued; and

          (iii) the duration of the applicable Interest Period if such Loans are Offshore Rate Loans.

     (c) If, on the fourth Business Day prior to the expiration of any Interest Period applicable to Offshore Rate Loans, the Company shall have failed to select a new Interest Period to be applicable to such Offshore Rate Loans, the Company shall be deemed to have elected to Convert such Offshore Rate Loans into Reference Rate Loans effective as of the last day of such Interest Period.

     (d) Upon receipt of a Notice of Conversion/Continuation, the Agent shall promptly notify each Lender thereof. All Conversions and Continuations shall be made ratably among the Lenders based on their Commitment Percentages of the Loans with respect to which such notice was given.

     (e) Notwithstanding any other provision contained in this Agreement, after giving effect to any Conversion or Continuation of any Loans, there shall not be more than three different Interest Periods for Loans in effect.

     (f) Unless the Required Lenders otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan Converted into or Continued as an Offshore Rate Loan.

                                   ARTICLE 3
                             FEES; PAYMENTS; TAXES
                             ---------------------

     3.01 Computation of Interest, Fees; Change in Debt Rating.
          ----------------------------------------------------

     (a) The Company agrees to pay to each Lender for its own account an upfront fee (i) on the date which is the earlier of the Closing Date or November 30, 2000 in an amount equal to such Lender's Commitment multiplied by 0.15% and
(ii) on the date which is 60 days after the Closing Date in an amount equal to such Lender's Commitment (regardless of utilization) multiplied by 0.35%.

     (b) All computations of interest payable in respect of Reference Rate Loans shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All computations of interest in respect of Offshore Rate Loans and all computations of fees under this Agreement shall be made on the basis of a year of 360 days and actual days elapsed.

     (c) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. The Agent, upon determining the Offshore Rate for any Interest Period, shall promptly notify the Company and the Lenders thereof.

     (d) If the Company fails to notify the Agent of any change in the Debt Rating or the occurrence of the Post-Acquisition Rating Date as and when required by Section 7.10(c), and such notification would have caused an increase
            ---------------
in any applicable margin pursuant to Section 2.07, then the Company shall pay to
                                     ------------
the Agent upon demand any amount of interest or fees payable by the Company hereunder after such change in the Debt Rating that exceeds the amount actually paid had such notice been timely given.

     (e) To the extent that the Closing Date shall not have occurred on or prior to November 30, 2000, the Company agrees to pay all fees and expenses referenced in Section 6.02(c) on such date.

     3.02 Payments by the Company.
          -----------------------

     (a) The Company shall make each payment hereunder on the day when due in respect of any Loan to the Agent at the Agent's Payment Office not later than 1:00 p.m. (New York City time), without defense, setoff or counterclaim and in immediately available funds. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received.

     (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

     (c) Any payment which is received by the Agent later than 1:00 p.m. (New York City time), as confirmed by Federal Reserve wire number, shall be deemed to have been received on the immediately succeeding Business Day.

     (d) Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand the excess of the amount distributed to such Lender over the amount, if any, paid by the Company for the account of such Lender, together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent; provided, however,
                                                            --------  -------
that if any Lender shall fail to repay such amount within three Business Days after demand therefor, such Lender shall, from and after such third Business Day until payment is made to the Agent, pay interest thereon at a rate per annum equal to the sum of the Adjusted Reference Rate plus 1%.
                                                ----

     3.03 Payments by the Lenders.
          -----------------------

     (a) Not later than 3:00 p.m. (New York City time) in the case of the Borrowing, each Lender shall make available to the Agent for the account of the Company at the Agent's Payment

Office on the date of borrowing requested by the Company and in immediately available funds, the amount of such Lender's Commitment Percentage of the Borrowing.

     (b) Unless the Agent shall have received notice from a Lender at least one Business Day prior to the date of the Borrowing that such Lender will not make available to the Agent for the account of the Company, the amount of such Lender's Commitment Percentage of the Borrowing, the Agent may assume that such Lender has made such amount available to the Agent on the date of the Borrowing, and the Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Lender shall not have made such full amount available to the Agent, and the Agent in such circumstances makes available to the Company such amount, such Lender shall, within two Business Days following the date of the Borrowing, make such amount available to the Agent, together with interest thereon for each day from and including the date of the Borrowing, at a rate per annum equal to the Federal Funds Rate. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of the Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent within two Business Days following the date of the Borrowing, the Agent shall notify the Company of such failure to fund, and, on the third Business Day following the date of the Borrowing, the Company shall pay to the Agent such amount, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. Nothing contained in this Section
                                                                       -------
3.03(b) shall relieve any Lender which has failed to make available its
-------
Commitment Percentage of the Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

     (c) The failure of any Lender to make any Loan on the date of the Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make a Loan on the date of the Borrowing pursuant to the provisions contained herein, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of the Borrowing.

     3.04 Taxes.
          -----

     (a)  Subject to Section 3.04(g), any and all payments by the Company to the
                     ---------------
Agent for its account and for the account of any Lender under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto incurred in connection with any Borrowing pursuant to this Agreement, excluding (i) such taxes (including income taxes or franchise taxes or branch profit taxes) as are imposed on or measured by such Lender's or the Agent's, as the case may be, net income and (ii) such taxes as are imposed by a jurisdiction other than the United States of America or any political subdivision thereof and that would not have been imposed but for the existence of a connection between such Lender or the Agent and the jurisdiction imposing such taxes (other than a connection arising principally by reason of this Agreement) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                            -----

     (b) In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other sales, excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                                      -----------

     (c)  Subject to Section 3.04(g), the Company agrees to indemnify and hold
                     ---------------
harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.04) paid by such Lender or the Agent, as the case
                   ------------
may be, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that each
                                                   --------  -------
Lender and the Agent agree to contest in good faith in cooperation with the Company any Taxes or Other Taxes that such Lender or the Agent, as the case may be, in consultation with the Company has determined have been incorrectly asserted. This indemnification shall be made within 30 days from the date such Lender or the Agent, as the case may be, makes written demand therefor.

     (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then, subject to Section 3.04(g),
                                      ---------------

          (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.04), such Lender or the Agent,
                                        ------------
     as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

          (ii)  the Company shall make such deductions; and

          (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes under this Section 3.04, the Company will furnish to the Agent,
                          ------------
for the account of each Lender receiving a payment from which Taxes or Other Taxes were deducted, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

     (f) Each Lender that is other than a United States Person as defined in the Code hereby agrees that:

          (i) it shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.08 after the
                                                     -------------
     Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Agent (two (2) originals) and to the Company (one (1) original):

               (A) if its Lending Office is located in the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto ("Form W-8ECI") or other
                                                         -----------
          version of Internal

          Revenue Service Form W-8, as appropriate, or any successor thereto ("Form W-8"), and/or
            --------

                (B) if its Lending Office is located outside the United States of America, accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto ("Form W-8BEN") or other
                                                         -----------
          appropriate Form W-8, and, in the case of a Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code) ("Portfolio Interest
                                                      ------------------
          Exemption Certificate");
          ---------------------

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of United States Federal income tax;

          (ii) if at any time such Lender changes its Lending Office or Offices or selects an additional Lending Office, it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Agent (two originals) and to the Company (one original) in replacement for the forms previously delivered by it hereunder:

                (A) if such changed or additional Lending Office is located in the United States of America, accurate and complete signed originals of Form W-8ECI or other appropriate Form W-8; or

                (B) otherwise, accurate and complete signed originals of Form W-8BEN or other appropriate Form W-8, and, if appropriate, a Portfolio Interest Exemption Certificate,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States Federal income tax;

          (iii) it shall, before or promptly after the occurrence of any event (including the passing of time and, as provided above, any event mentioned in clause (ii)) requiring a change in the most recent Form W-8ECI, Form W-
        ------------
     8BEN or other appropriate Form W-8 previously delivered by such Lender and if no change in law shall have occurred since the date of delivery of such most recent form that would make the delivery of replacement forms hereunder unlawful, deliver to the Agent (two originals) and to the Company (one original) accurate and complete signed originals of Form W-8ECI, Form W-8BEN or other appropriate Form W-8 (or any successor forms) in replacement for the forms previously delivered by such Lender; and

          (iv) it shall, promptly upon the request of the Company to that effect, deliver to the Agent and the Company such other accurate and complete forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes or may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Agreement.

     (g)  The Company shall not be required to pay any amounts pursuant to
Section 3.05(a), 3.05(b), 3.05(d), or 3.05(i) to any Lender for the account of
---------------  -------  -------     -------
any Lending Office of such Lender in respect of any sum payable hereunder:

          (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 4.05(f) in respect of such Lending Office;
           ---------------

          (ii) if such Lender shall have delivered to the Agent a Form W-8ECI or other appropriate Form W-8 in respect of such Lending Office pursuant to
     Section 3.05(f)(i)(A), 3.05(f)(ii)(A) or 3.05(f)(iii) and such Lender shall
     ---------------------  --------------    ------------
     not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI or other appropriate Form W-8; provided, however, that if, notwithstanding
                                 --------  -------
     such change in law, a Lender would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the Company, and the Company shall not be required to pay any amounts pursuant to Section 3.05(a), 3.05(c) or 3.05(d) to the extent such amount
                 ---------------  --------   -------
     would not have been owed but for a failure of such Lender to comply with its obligations under this proviso; or

          (iii) if such Lender shall have delivered to the Company a Form W-8BEN or other appropriate Form W-8 in respect of such Lending Office pursuant to
     Section 3.05(f)(i)(B), 3.05(f)(ii)(B) or 3.05(f)(iii) and such Lender shall
     --------------------   --------------    ------------
     not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of the payment of such sum by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or other appropriate Form W-8; provided, however, that if, notwithstanding such change in law, a Lender
     --------  -------
     would be legally able to provide such other forms or information as would reduce or eliminate United States withholding taxes applicable to payments made hereunder, such Lender shall, if requested by the Company, timely provide such forms or other information to the Company, and the Company shall not be required to pay any amounts pursuant to Section 3.05(a),
                                                          ---------------
     3.05(c) or 3.05(d) to the
     -------    -------
     extent such amount would not have been owed but for a failure of such Lender to comply with its obligations under this proviso.

     (h) Each Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this Section 3.04;
                                                          ------------
provided, however, that such efforts shall not include the taking of any actions
--------  -------
by a Lender that would result in any tax, cost or other expense to such Lender (other than a tax, cost or expense for which such Lender shall have been reimbursed or indemnified by the Company pursuant to this Agreement or otherwise) or any action which would in the reasonable opinion of such Lender have an adverse effect upon its financial condition, operations, business or properties.

     (i) Each Lender agrees to indemnify the Agent and hold the Agent harmless for the full amount of any and all present or future Taxes, Other Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes or Other Taxes imposed by any jurisdiction on amounts payable to Agent under this Section 3.04(i)) which are imposed on or with
                            ---------------
respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Company pursuant to this Section 3.04, whether or not
                                                   ------------
such Taxes, Other Taxes or related liabilities were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Agent makes written demand therefor.

     3.05 Sharing of Payments, Etc. If, other than as provided in Sections 3.04,
          ------------------------                                -------------
4.02, 4.03, 4.05 and 4.06 or as otherwise expressly provided elsewhere herein,
-------------------------
any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and
(b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any
                                    --------  -------
portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

                                   ARTICLE 4
                        CHANGES IN CIRCUMSTANCES; ETC.
                        ------------------------------

     4.01 Offshore Rate Protection. If with respect to any Interest Period for
          ------------------------
Offshore Rate Loans, the Agent or the Required Lenders determine (a) deposits in Dollars are not being offered to banks in the applicable offshore dollar market for the applicable amount and Interest Period of the requested Offshore Rate Loan, (b) that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period, or (c) by the first day of such Interest Period, the Required Lenders notify the Agent that the Offshore Rate for such Interest Period will not adequately reflect the cost to the Required Lenders of making such Offshore Rate Loans or funding or maintaining their respective Offshore Rate Loans for such Interest Period, the Agent shall forthwith so notify the Company and the Lenders, whereupon the obligations of the Lenders to make or Continue Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall be suspended until the Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist and any then outstanding Offshore Rate Loans shall at the end of the then current Interest Period for such Loans be Converted into Reference Rate Loans.

     4.02 Additional Interest on Offshore Rate Loans. The Company shall pay to
          ------------------------------------------
each Lender, on demand of such Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional amounts as are sufficient to compensate such Lender for such additional or increased costs.

     4.03 Increased Costs. If, due to either (a) the introduction of or any
          ---------------
change (other than any change by way of imposition of or increase in reserve requirements covered by Section 4.02) in or in the interpretation of any law or
                        ------------
regulation after the date hereof (except to the extent such introduction, change or interpretation affects Taxes or Other Taxes) or (b) the compliance with any guideline or request issued after the date hereof (except to the extent such guideline or request affects Taxes or Other Taxes) from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall, subject to Section 4.08(b), be liable for, and shall from time to time, upon demand
   ---------------
therefor by such Lender to the Company through the Agent, pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs. For purposes of this Section 4.03, the
                                                           ------------
term "Taxes" shall have the meaning specified in Section 3.04(a) without
      -----                                      ---------------
regard to the exclusions set forth in Section 3.04(a).
                                      ---------------

     4.04 Illegality. Notwithstanding any other provision of this Agreement, if
          ----------
the introduction of any Requirement of Law, or in the interpretation or administration of any Requirement of Law shall, after the date hereof, make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its applicable Lending Office to make or Continue Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans, then, on notice thereof and demand therefor by such Lender to the Company through the Agent, (a) the obligation of such Lender to make or to Continue Loans as Offshore Rate Loans or to Convert Reference Rate Loans into Offshore Rate Loans shall terminate and (b) the Company shall forthwith prepay in full all Offshore Rate Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the then current Interest Period applicable to each such Offshore Rate Loan if such Lender may lawfully continue to maintain such Offshore Rate Loan to such day, or immediately if such Lender may not lawfully continue to maintain such Offshore Rate Loan to such day, unless the Company, on or prior to the date on which it would otherwise be required to prepay such Offshore Rate Loan, Converts all Offshore Rate Loans of all Lenders then outstanding into Reference Rate Loans.

     4.05  Capital Adequacy. In the event that any Lender shall determine that
           ----------------
the compliance with any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or other Governmental Authority, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and such Lender (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's or such corporation's desired return on capital) determines that the amount of such capital is increased as a consequence of such Lender's obligation under this Agreement, then the Company shall, subject to Section 4.08(b), be liable for and shall from time to time,
                  ---------------
upon demand therefor by such Lender through the Agent, pay to the Agent for the account of such Lender such additional amounts as are sufficient to compensate such Lender for such increase.

     4.06  Funding Losses.
           --------------

     (a) If the Company makes any payment or prepayment of principal with respect to any Offshore Rate Loan (including payments made after any acceleration thereof) or Converts any Loan from a Offshore Rate Loan to a Reference Rate Loan on any day other than the last day of an Interest Period applicable thereto, the Company shall pay to each Lender, upon demand therefor by such Lender, the amount (if any) by which (i) the present value of the additional interest which would have been payable on the amount so received had it not been received until the last day of such Interest Period exceeds (ii) the present value of the interest which would have been recoverable by such Lender by placing such amount so received on deposit in the London interbank market for a period starting on the date on which it was so received and ending on the last day of such Interest Period. For purposes of determining present value under this Section 4.06(a), interest amounts shall be discounted at a rate equal to
     ---------------
the sum of (A) the Offshore Rate determined two Business Days before the date on which such principal amount is received for an amount substantially equal to the amount received and for a period commencing on the date of such receipt and ending on the last day of the relevant Interest Period, plus (B) the percentage above the Offshore Rate payable in respect of such Offshore Rate Loan pursuant to Section 2.07(a)(ii).
   -------------------

     (b) If the Company fails to prepay, borrow, Convert or Continue any Offshore Rate Loan after a notice of prepayment, Borrowing, Conversion or Continuation has been given (or is deemed to have been given) to any Lender, the Company shall reimburse each Lender, upon demand therefor by such Lender, for any resulting loss and expense incurred by it, including any loss incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender from third parties to fund any Offshore Rate Loan.

     4.07  Funding; Certificates of Lenders.
           --------------------------------

     (a) Each Lender may fulfill its obligation to make, Continue or Convert Loans into Offshore Rate Loans by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Offshore Rate Loans; provided, however, that such Offshore Rate
                                      --------  -------
Loans shall in such event be deemed to have been
made and to be held by such Lender and the obligation of the Company to repay such Offshore Rate Loans shall be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Company hereby consents and agrees that, for purposes of any determination to be made pursuant to Section 4.01, 4.02, 4.03, 4.04 or 4.06, it shall be conclusively
            ------------------------------    ----
assumed that each Lender elected to fund all Offshore Rate Loans by a matching deposit or other borrowing in the applicable offshore interbank market.

     (b)  Any Lender claiming reimbursement or compensation pursuant to Sections
                                                                        --------
3.04, 4.02, 4.03, 4.05 and/or 4.06 shall deliver to the Company through the
----------------------        ----
Agent a certificate setting forth in reasonable detail the basis for computing the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error. The Company shall pay to any Lender claiming compensation or reimbursement from the Company pursuant to Sections 4.02, 4.03, 4.05 or 4.06 the amount requested by
                    -------------------------    ----
such Lender no later than five Business Days after such demand.

     4.08 Change of Lending Office; Limitation on Increased Costs.
          -------------------------------------------------------

     (a) Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 3.04(c) or (d) or Sections 4.02, 4.03, 4.04 or 4.05
                    ---------------   ----    -------------------------    ----
with respect to such Lender, it will use commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize the imposition of any costs and expenses pursuant to such Sections and to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 4.08 shall affect or postpone
                                           ------------
any of the obligations of the Company or the right of any Lender provided in
Section 3.04(c) or (d) or Sections 4.02, 4.03, 4.04 or 4.05.
---------------   ----    -------------------  ----    ----

     (b)  Notwithstanding the provisions of Sections 3.04(c), 3.04(d), 4.02,
                                            -------------------------------
4.03 and the Company shall only be obligated to compensate any Lender for any
----
amount arising or occurring during (i) any time or period commencing (A) in the case of Section 3.04(c) or (d), not more than six months and (B) in the case of
        ----------------   ---
of Sections 4.02, 4.03 or 4.05, not more than three months, prior to the date on
   -------------------    ----
which such Lender notifies the Agent and the Company that such Lender proposes to demand such compensation and (ii) any time or period during which, because of the unannounced retroactive application of any statute, regulation or other basis, such Lender could not have known that such amount might arise or accrue.

     4.09 Replacement of Lenders. The Company may from time to time for
          ----------------------
reasonable cause, as determined by the management of the Company, including invocation of any provision of this Article 4 by any Lender, designate one or
                                    ---------
more banks (any such bank so designated being herein called a "Replacement
                                                               -----------
Lender") willing, in its or their sole discretion, to purchase all of the Loans
------
of any one or more Lenders and each such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and any other amounts payable to such Lender under this Agreement or any other Loan Document, including any amount payable pursuant to Section 4.06 as though such Lender's Offshore Rate
                           ------------
Loans were being prepaid on the date of such purchase, and to assume all the obligations of such Lender hereunder, and, upon such purchase, such Lender shall no longer be a party hereto or have any rights hereunder and shall be relieved from all obligations to the Company hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

                                   ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Lenders and the Agent to enter into this Agreement and to induce the Lenders to extend their Commitments and to make their Loan, the Company represents and warrants to the Lenders and the Agent that, on the Closing Date both immediately before and after giving effect to the consummation of the Fort James Acquisition and on each date thereafter upon which these representations and warranties are made or deemed made:

     5.01 Corporate Existence; Compliance with Law. The Company and each
          ----------------------------------------
Subsidiary:

     (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

     (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except where the failure to be so qualified is not likely to have a Material Adverse Effect;

     (c) has all requisite corporate power and authority to own, pledge, mortgage, hold under lease and operate its properties and to conduct its business as now or currently proposed to be conducted; and

     (d) is in compliance with all Requirements of Law applicable to it and its business except for such non-compliance which is not likely to have a Material Adverse Effect.

     5.02 Corporate Power; Authorization. The execution, delivery and
          ------------------------------
performance by each Loan Party of each of the Loan Documents to which such Person is a party:

     (a)  are within the respective corporate powers of such Person;

     (b) have been, or prior to such execution will have been, duly authorized by all necessary corporate action, including the consent of shareholders where required;

     (c)  do not:

          (i) contravene the articles or certificate of incorporation or by-laws of such Person;

          (ii)  violate any other Requirement of Law;

          (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of such Person, except for such conflicts, breaches or defaults which are not likely to have a Material Adverse Effect and which do not subject any Lender or the Agent to any criminal liability or any material civil liability; or

          (iv) result in the creation or imposition of any Lien upon any of the property of any Person; and

     (d) do not require the consent of, authorization by, approval of or notice to, or filing or registration with, any Governmental Authority or any other Person other than (i) as of the Closing Date, those which have been obtained, made or given, are in full force and effect, and which are fully disclosed on
Schedule 5.02(d) and (ii) those which are not required to be obtained, made or
-----------------
as of the Closing Date but which will be obtained, given made or given as and when required.

     5.03 Enforceable Obligations. This Agreement and each other Loan Document
          -----------------------
to which any Loan Party is a party have been duly executed and delivered by such Person. This Agreement is, and each other Loan Document when delivered hereunder will be, legal, valid and binding obligations of each Person party thereto, enforceable against each such Person in accordance with their respective terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

     5.04 Taxes. As of the Closing Date, the Company and each Subsidiary have
          -----
filed all federal, state, local and foreign tax returns which are required to have been filed in any jurisdiction and have paid all taxes shown to be due thereon or otherwise assessed, to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Person has set aside on its books reserves (adequate in accordance with, and segregated to the extent required by, GAAP) and the non-filing or non-payment of which is not likely to have a Material Adverse Effect.

     5.05 Financial Matters.
          -----------------

     (a) The consolidated balance sheets of "The Timber Company" as of the last day of the fiscal year ended on January 1, 2000, and the last day of the fiscal quarter ended July 1, 2000, and the related consolidated statements of income and cash flows of "The Timber Company" for such fiscal year and fiscal quarter (and in the case of such balance sheets and statements for such fiscal year, with reports thereon by Arthur Andersen & Co., independent public accountants), copies of which have been delivered to the Agent and each Lender prior to the execution of this Agreement, (i) constitute the balance sheets and income statements and cash flows of the Company and its consolidated Subsidiaries for such periods and (ii) fairly present the consolidated financial position of the Company and its Subsidiaries as of the date of said balance sheets and the consolidated results of their operations for the period covered by said statements of income and cash flows, and have been prepared in accordance with GAAP consistently applied in all material respects by the Company and its Subsidiaries throughout the periods involved, except as set forth in the notes thereto. There are no material liabilities, contingent or otherwise, of the Company or any Subsidiary not reflected in the consolidated balance sheet as of January 1, 2000 or in the notes thereto which are required to be disclosed therein.

     (b) Since January 1, 2000, there has been no Material Adverse Effect and no development which is likely to have a Material Adverse Effect, except as reflected in the Company's periodic reports filed with the Securities and Exchange Commission prior to the Closing Date.

     (c) There is no material obligation, contingent liability or liability for taxes, long-term leases or unusual forward or long-term commitments which is not reflected in the January 1, 2000 consolidated financial statements of the Company and its Subsidiaries or in the notes thereto which are required by GAAP to be disclosed therein and no liability reflected in such notes is likely to have a Material Adverse Effect.

     5.06   Litigation. As of the Closing Date, there are no pending or, to the
            ----------
knowledge of the Company, threatened, actions or proceedings affecting the Company or any Subsidiary before any court or other Governmental Authority or any arbitrator that are likely to have a Material Adverse Effect.

     5.07   Subsidiaries.  Set forth on Schedule 5.07 is a complete and correct
            ------------
list of all Subsidiaries of the Company as of the date hereof, showing, as to each such Subsidiary, the correct name thereof, the jurisdiction of its incorporation and the percentage of shares of each class of its securities outstanding owned by the Company and each other Subsidiary of the Company; (ii) all of the outstanding shares of securities of each of the Subsidiaries of the Company listed on Schedule 5.07 have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary of the Company, free and clear of any Lien, except as otherwise permitted hereunder, and (iii) no Subsidiary of the Company owns any shares of securities of the Company.

     5.08  Liens.  As of the Closing Date, there are no Liens of any nature
           -----
whatsoever on any properties owned by the Company or any Subsidiary other than Permitted Liens.

     5.09  No Burdensome Restrictions; No Defaults.
           ---------------------------------------

     (a) As of the Closing Date, the Company is not a party to any Contractual Obligation the performance of which is likely to have a Material Adverse Effect.

     (b) As of the Closing Date, no provision or provisions of any applicable Requirement of Law has or is likely to have a Material Adverse Effect.

     (c) None of the Company or any Subsidiary is in default under or with respect to any Contractual Obligation which default is likely to have a Material Adverse Effect.

     (d)  No Default or Event of Default has occurred and is continuing.

     5.10   Investment Company Act; Public Utility Holding Company Act. None of
            ----------------------------------------------------------
the Company or any Loan Party is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company

Act of 1935, as amended. The making of the Loans by the Lenders, the application of the proceeds and repayment thereof by the Company and the consummation of the transactions contemplated by the Loan Documents will not violate any provision applicable to any such Person of (a) the Investment Company Act of 1940, as amended, or (b) any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     5.11  Margin Regulations. No part of the proceeds of any Loan will be used
           ------------------
in violation of Regulation T, U, or X of the Federal Reserve Board. After giving effect to the application of the proceeds of the Loans less than twenty-five percent (25%) of the assets of the Company, individually and on a consolidated basis with its Subsidiaries, consists of margin stock. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock. Terms for which meanings are provided in Regulation U of the Federal Reserve Board or any regulations substituted therefor, as from time to time in effect, are used in this Section 5.11 with such meanings.
        ------------

     5.12  Environmental Matters.  Except as set forth on Schedule 5.12:
           ---------------------                          -------------

     (a) all facilities and property (including underlying groundwater) presently owned or leased by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company or its Subsidiaries in material compliance with all Environmental Laws, except for such non-compliance as is not likely to have a Material Adverse Effect;

     (b)  there are no pending or threatened

          (i) claims, complaints, notices or requests for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which are likely to have a Material Adverse Effect, or

          (ii) claims, complaints, notices or inquiries to the Company or any of its Subsidiaries regarding potential liability under any Environmental Law which are likely to have a Material Adverse Effect;

     (c) except for Releases of Hazardous Materials which occurred after the date that the Company or any of its Subsidiaries sold, transferred, assigned or otherwise disposed of its interests in any previously owned or leased property, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any such Person that are likely to have a Material Adverse Effect;

     (d) the Company and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses except for such non-compliance as is not likely to have a Material Adverse Effect;

     (e) (i) no property presently owned or leased by the Company or any of its Subsidiaries and (ii) to the best of the knowledge of the Company, no property previously owned or leased by the Company or any of its Subsidiaries, is listed or proposed for listing (1) on the National Priorities List pursuant to CERCLA or (2) on any similar published state list of sites requiring investigation or clean-up where the cost of clean-up could reasonably be expected to have a Material Adverse Effect;

     (f) to the knowledge of the Company, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect;

     (g) the Company or any of its Subsidiaries has not directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar published state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Company or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, except for such claims which are not likely to have a Material Adverse Effect;

     (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Company or any of its Subsidiaries that are likely to have a Material Adverse Effect; and

     (i) to the knowledge of the Company, no conditions exist at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, are likely to have a Material Adverse Effect.

     5.13   Labor Matters. Except as set forth on Schedule 5.13, there are no
            -------------                         -------------
strikes or other labor disputes or grievances or charges or complaints with respect to any employee or group of employees pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which are likely to have a Material Adverse Effect.

     5.14  ERISA Plans. During the twelve-consecutive-month period prior to the
           -----------
Closing Date, no steps have been taken to terminate any Pension Plan (other than a standard termination as defined in Section 4041(b) of ERISA for which a commitment to make the terminating Pension Plan sufficient is not required), and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. Other than liability for benefit payments or contributions in the ordinary course, no condition exists or event or transaction has occurred with respect to any Plan which is likely to result in the incurrence by the Company or any member of the Controlled Group of any material liability, fine or penalty. Each Plan complies with the applicable provisions of ERISA and the Code, except where such non-compliance is not likely to have a Material Adverse Effect. Except as disclosed on Schedule 6.14, neither
                                                          -------------
the Company nor any Subsidiary of the Company has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

     5.15  Swap Obligations. None of the Company or its Subsidiaries has
           ----------------
incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.The

Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

     5.16  Full Disclosure. None of the representations or warranties made by
           ---------------
the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or otherwise necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                                   ARTICLE 6
                              CONDITIONS PRECEDENT
                              --------------------

     6.01  Conditions Precedent to the First Loan. The obligation of each Lender
           --------------------------------------
to make its Loan is subject to the satisfaction of the condition precedent that the Agent shall have received the following, each, unless otherwise specified below, dated as of the Closing Date, in form and substance satisfactory to the Agent and its counsel:

     (a)  Board Resolutions; Incumbency Certificates. A certificate of the
          ------------------------------------------
Secretary or an Assistant Secretary of each Loan Party certifying (i) the resolutions of the Board of Directors of such Person approving each Loan Document to which such Person is a party and the transactions contemplated hereby and thereby, (ii) all documents evidencing other necessary corporate action, if any, by each such Person with respect to each Loan Document to which such Person is a party and (iii) the names and signatures of the officers of each such Person authorized to act with respect to each Loan Document executed by it, upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of the Secretary or Assistant Secretary of such Person canceling or amending such prior certificate;

     (b)  Articles of Incorporation; By-Laws and Good Standing.  Each of the
          ----------------------------------------------------
following documents:

          (i) the articles or certificate of incorporation of each Loan Party as in effect on the Closing Date, certified (A) by the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date, and (B) by the Secretary or an Assistant Secretary of such Person as of the Closing Date, and the by-laws of each Loan Party, as in effect on the Closing Date, certified by the Secretary or an Assistant Secretary of such Person as of the Closing Date; and

          (ii) a good standing certificate for each Loan Party from the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Closing Date;

     (c)  Legal Opinions.  A favorable opinion addressed to the Agent and all
          --------------
Lenders from counsel to the Company and its Subsidiaries, in substantially the form of Exhibit 6.01(c) (which opinion the Company and its Subsidiaries hereby
        ----------------
expressly instruct such counsel to prepare and deliver);

     (d)  Termination of the 1999 Credit Agreement. The 1999 Credit Agreement
          ----------------------------------------
and the commitments of the lenders thereunder shall have been terminated and all loans owing to the lenders thereunder shall have been paid in full; and

     (e)  Other Agreements. Simultaneously with the Loans being funded
          ----------------
hereunder, Bank of America, as agent under the Asset Disposition Bridge Facility, Capital Markets Bridge Facility, Multi-Year Revolver and 18-Month Revolver, will have notified the lenders under such facilities that the "Closing Date" under such facilities shall have occurred.

     6.02   Additional Conditions Precedent to the Loans. The obligation of each
            --------------------------------------------
Lender to make its Loan is subject to the further conditions precedent that:

     (a)  No Material Adverse Effect. (i) Except as disclosed in Georgia-
          --------------------------
Pacific's SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in Georgia-Pacific's Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since January 1, 2000 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Georgia-Pacific and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date; and (ii) except as disclosed in the Target's SEC Reports (as defined in the Merger Agreement) filed on or before July 16, 2000 or in the Target's Disclosure Schedule to the Merger Agreement, there shall not have occurred a material adverse change since December 26, 1999 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Target and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date.

     (b)  Margin Regulations.  All Loans made by the Lenders shall be in full
          ------------------
compliance with all applicable Requirements of Law, including Regulations
T, U and X of the Federal Reserve Board.

     (c)  Fees Costs and Expenses. The Company shall have paid all fees referred
          -----------------------
to in Section 3.01 to the extent then due and payable and any other fees then
      ------------
due and payable, including, without limitation, to the Arrangers, and all reasonable costs and expenses referred to in Section 11.04 (including legal fees
                                             -------------
and expenses) and any indemnity pursuant to Section 11.05 which, in each case,
                                            -------------
may be then due and payable.

     (d)  Company Officer's Certificate. The Company shall have delivered to the
          -----------------------------
Agent a certificate from a Responsible Officer of the Company in substantially the form of Exhibit 6.02(d) as to the satisfaction of the conditions set forth
            ----------------
in this Section 6.02 and to the effect that on the Closing Date, the
        ------------
representations and warranties contained in Article 5 are correct.
                                            ---------

     6.03   Conditions Precedent to Each Conversion and Continuation. The
            --------------------------------------------------------
obligation of each Lender to make any Conversions or Continuations shall be subject to the further conditions precedent that:

     (a)  Notice of Conversion/Continuation. The Agent shall have received a
          ---------------------------------
Notice of Conversion/Continuation as required by Section 2.12.
                                                 ------------

     (b)  Accuracy of Representations; No Default; Etc. The following statements
          --------------------------------------------
shall be true on the date of each Conversion or Continuation, as the case may be, before and after giving effect thereto:

          (i)  the representations and warranties contained in Article 5 are
                                                               ---------
     correct on and (except for representations and warranties relating solely to a particular point in time and except for Section 5.05(b)) as of such
                                                  ---------------
     date as though made on and as of such date; and


          (ii) no Default or Event of Default has occurred and is continuing or would result from such Conversion or Continuation being made.

     (c)  Other Assurances.  The Agent shall have received such other approvals,
          ----------------
opinions or documents as any Lender through the Agent may reasonably request related to the transactions contemplated hereby.

                                   ARTICLE 7
                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Company agrees that as long as the obligations of the Lenders to make Loans shall remain in effect and until all Obligations shall have been paid or performed in full, unless the Required Lenders shall otherwise consent in writing:

     7.01   Application of Proceeds. The Company will apply the proceeds of the
            -----------------------
Loans hereunder to repay all amounts outstanding under the 1999 Credit
Agreement.

     7.02   Compliance with Laws, Etc. The Company will comply, and cause each
            -------------------------
of its Subsidiaries to comply, in all material respects with all applicable Requirements of Law except for such non-compliance as is being contested in good faith by appropriate proceedings or is not likely to have a Material Adverse Effect.

     7.03  Payment of Taxes, Etc. The Company will pay and discharge, and cause
           ---------------------
each of its Subsidiaries to pay and discharge, before the same shall become delinquent, all lawful claims and all taxes, assessments and governmental charges or levies except where contested in good faith, by proper proceedings, if adequate reserves therefor have been established on the books of the Company in accordance with, and to the extent required by, GAAP, or if such non-payment (individually and in the aggregate with all other such non-payments) is not likely to have a Material Adverse Effect.

     7.04  Maintenance of Insurance. The Company will maintain, and cause each
           ------------------------
of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and such Subsidiaries operate; provided, however, that the Company and its
         --------  -------

Subsidiaries may self-insure to the extent that the Company or any such Subsidiary may in its discretion determine; and provided, further, that the
                                                --------  -------
Company may maintain insurance on behalf of any of its Subsidiaries. Without limiting the generality of the foregoing, the Company will, and will cause each of its Subsidiaries to, maintain insurance coverages that are at least substantially the same as the insurance coverages maintained on the Closing Date.

     7.05   Preservation of Corporate Existence, Etc. The Company will preserve
            ----------------------------------------
and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights (charter and statutory), and franchises, except as permitted under Section 8.03 or except to the extent that the failure by the Company or
      ------------
any such Subsidiary to comply with the foregoing is not likely to have a Material Adverse Effect.

     7.06   Access. The Company will from time to time, during normal business
            ------
hours upon reasonable notice, or, if a Default or an Event of Default shall have occurred and be continuing, at any time upon notice to an officer of the Company having at least the rank of Vice President, permit the Agent, any Lender and any agent or representative thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their respective officers.

     7.07   Keeping of Books. The Company will keep proper books of record and
            ----------------
account, in which full and correct entries, on a consolidated basis for the Company and its Subsidiaries, shall be made of all financial transactions and the assets and business of the Company and its Subsidiaries in accordance with GAAP consistently applied.

     7.08   Maintenance of Properties, Etc. The Company will maintain and
            -------------------------------
preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties in good repair, working order and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements and improvements so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided,
                                                                     --------
however, that nothing in this Section 7.08 shall prevent the Company or any of
-------                       ------------
its Subsidiaries from discontinuing the maintenance or preservation of any of its properties if such discontinuance is, in the opinion of the Company, desirable in the conduct of its business and is not likely to have a Material Adverse Effect.

     7.09   Financial Statements. The Company will furnish to the Agent (to be
            --------------------
promptly distributed to the Lenders), with sufficient copies for the Lenders:

     (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarter and the related statements of income and cash flows for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter;

     (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income, changes in shareholders' equity and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such year; and

     (c) at the same time it furnishes each set of financial statements pursuant to Sections 7.09(a) and (b), (i) a certificate of a Responsible Officer
            --------------- -    ---
of the Company to the effect that no Default or Event of Default has occurred and is continuing (or if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and the action which the Company proposes to take with respect thereto) and (ii) a compliance certificate in substantially the form of Exhibit 7.09(c).
                             ---------------

     7.10   Reporting Requirements. The Company will furnish to the Agent (to be
            ----------------------
promptly distributed to the Lenders), with sufficient copies for the Lenders:

     (a) promptly and in any event within three Business Days after the Company becomes aware of the existence of any Default or Event of Default, notice by telephone or facsimile specifying the nature of such Default or Event of Default, which notice, if given by telephone, shall be promptly confirmed in writing within five Business Days;

     (b) promptly after the sending or filing thereof, copies of all reports which the Company sends to its security holders generally and copies of all reports and registration statements which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange (including the Company's Quarterly Report on Form 10-Q and Annual Report on Form 10-K);

     (c) promptly but not later than three Business Days after the Company becomes aware of any change by Moody's or S&P in the Debt Rating, or of the rating determined on the Post-Acquisition Rating Date, notice by telephone or facsimile of such change or rating; and

     (d) such other information respecting the business, prospects, properties, operations or condition, financial or otherwise of the Company or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

     7.11   ERISA Plans. The Company will maintain and operate, and cause each
            -----------
Subsidiary to maintain and operate, each Plan in material compliance with ERISA and the Code and all applicable regulations thereunder.

     7.12   Environmental Compliance; Notice. The Company will, and will cause
            --------------------------------
each of its Subsidiaries to:

     (a) endeavor to use and operate all of its facilities and properties in substantial compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in substantial compliance therewith, and handle all Hazardous Materials in substantial compliance with all applicable Environmental Laws;

     (b) promptly upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, evaluate such claims, complaints, notices and inquiries and forward copies of (i) all such claims, complaints, notices and inquiries which individually are likely to have a Material Adverse Effect and (ii) all such claims, complaints, notices and inquiries, arising from a single occurrence which together are likely to have a Material Adverse Effect, and endeavor to promptly resolve all such actions and proceedings relating to compliance with Environmental Laws; and

     (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section
                                                                      -------
7.12.
----

     7.13 New Subsidiaries. If the Company or any of its Subsidiaries at any
          ----------------
time after the date hereof acquires, forms, or establishes any Subsidiary that owns timberlands with a value in excess of $25,000,000, the Company shall cause any such Subsidiary to promptly (a) execute and deliver to Agent each of the Subsidiary Guaranty (Timber Disposition Bridge Facility) in the form of Exhibit
                                                                        -------
7.13(a) (the "Subsidiary Guaranty (Timber Disposition Bridge Facility)") and the
-------       --------------------------------------------------------
Contribution Agreement (Timber Disposition Bridge Facility) in the form of
Exhibit 7.13(b) (the "Contribution Agreement (Timber Disposition Bridge
                      -------------------------------------------------
Facility)") or supplement thereto in the form of Exhibit 7.13(c); and (b)
---------                                        ---------------
provide such evidence of due authorization, execution, and delivery of such Loan Documents as the Agent or the Required Lenders may reasonably require.

                                   ARTICLE 8
                              NEGATIVE COVENANTS
                              ------------------

     The Company agrees that as long as the obligations of the Lenders to make Loans shall remain in effect and until all Obligations shall have been paid or performed in full, unless the Required Lenders shall otherwise consent in writing:

     8.01   Liens, Etc. The Company shall not create or assume and shall not
            ----------
permit any Subsidiary to create or assume, any Lien upon or with respect to any of its real or personal property or shares of capital stock or Indebtedness of any Subsidiary, whether now owned or hereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Obligations shall be secured by such Lien equally and ratably with any and all other Indebtedness or obligations thereby secured, so long as such other Indebtedness or obligations shall be so secured; provided, however, that the foregoing shall not apply to any of the following:

     (a)    Liens existing on the Closing Date and set forth on Schedule 8.01;
                                                                -------------

     (b) Liens on any real or personal acquired, constructed or improved after the date of this Agreement which are created or assumed contemporaneously with, or within 120 days after, or pursuant to financing arrangements for which a firm commitment is made by a bank, insurance company or other lender or investor (not including the Company or any Subsidiary) within 120 days after, the completion of such acquisition, construction or improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or, in addition to Liens contemplated by Sections 8.01(c) and 8.01(d), Liens on any real or personal
                ----------------------------
property existing at the time of acquisition thereof; provided, however, that in
                                                      --------  -------
the case of any such acquisition, construction or improvement the Lien shall not apply to any property theretofore owned by the Company and/or one or more Subsidiaries other than, in the case of such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

     (c) Liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Subsidiary or existing at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company, or to a Subsidiary;

     (d) Liens on property or shares of capital stock of a corporation existing at the time such corporation becomes a Subsidiary;

     (e) Liens to secure Indebtedness of a Subsidiary to the Company or one or more Subsidiaries;

     (f) Liens in favor of the United States of America or any State thereof, or any department, agency or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

     (g) Liens on timberlands in connection with an arrangement under which the Company and/or one or more Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money, however determined;

     (h) Liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including in connection with borrowings of money for such purposes) on, or on any interest in, or on any proceeds from the sale of, property acquired or held for the purpose of exploring for, developing or producing oil, gas or other minerals, or production therefrom, or proceeds of such production, or material or equipment located on such property;

     (i) Liens in favor of any customer arising in respect of performance deposits and partial, progress, advance or other payments made by or on behalf of such customer for goods produced or to be produced or for services rendered or to be rendered to such customer in the ordinary course of business, which Liens shall not exceed the amount of such deposits or payments;

     (j) Liens on the property of the Company or any Subsidiary incurred or pledges and deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, old-age pensions and other social security benefits other than in respect of employer plans subject to ERISA;

     (k) Liens pertaining to receivables or other accounts sold by the Company or any of its Subsidiaries pursuant to a receivables sale transaction in favor of the purchaser or purchasers of such receivables or other accounts;

     (l) purchase money liens or purchase money security interests upon or in any other property acquired by the Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property;

     (m)    extensions, renewals and replacements of Liens referred to in
Section 8.01(a) through (l) or this Section 8.01(m), provided, however, that the
---------------         ---         ---------------  --------  -------
Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement, and such extension, renewal or replacement shall be limited to all or part of the property or assets which secured the Lien extended, renewed or replaced (plus improvements on such property);

     (n) Liens imposed by law, such as workers', materialmen's, mechanics', warehousemen's, carriers', lessors', vendors' and other similar Liens incurred by the Company or any Subsidiary arising in the ordinary course of business which secure its obligations to any Person;

     (o) Liens created by or resulting from any litigation or proceedings which are being contested in good faith by appropriate proceedings; Liens arising out of judgments or awards against the Company and/or one or more Subsidiaries with respect to which the Company and/or such Subsidiary or Subsidiaries are in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Company and/or one or more Subsidiaries for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company and/or such Subsidiary or Subsidiaries are a party;

     (p) Liens for taxes, assessments or other governmental charges or levies, either not yet due and payable or to the extent that non-payment thereof shall be permitted by Section 7.03, and landlord's liens on property held under
                      ------------
lease and tenants' rights under leases;

     (q) zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities of title incident thereto which do not materially impair the value of any parcel of property material to the operation of the business of the Company and its Restricted Subsidiaries taken as a whole or the value of such property for the purpose of such business;

     (r) Liens arising in connection with Sale-Leaseback Transactions permitted by Section 8.02; and
             ------------
     (s)   Liens on the promissory note referenced in Section 8.10(b) in
                                                      ---------------
connection with the transaction described therein.

     8.02   Sale-Leaseback Transactions. The Company shall not, and shall not
            ---------------------------
permit any Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company and/or one or more Subsidiaries of any of their real or personal property which property has been or is to be sold or transferred by the Company and/or such Subsidiary or Subsidiaries to such Person (a "Sale-Leaseback Transaction").
    --------------------------

     8.03   Mergers, Etc. The Company shall not merge or consolidate with or
            ------------
into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired, to any Person; provided, that the Company shall be permitted to merge or
            --------
consolidate with or into Plum Creek Timber Company, Inc. or any wholly-owned Subsidiary of such Person so long as the Company complies with Section 2.06(b)
                                                               ---------------
hereof prior to or concurrently with the effective date of such merger or consolidation.

     8.04   Transactions with Affiliates. The Company shall not enter into or be
            ----------------------------
a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Company except (a) as may be permitted under Sections 8.01, 8.02, or 8.03 or (b) transactions in the ordinary course of
      -------------  ----     ----
business which are not likely to have a Material Adverse Effect.

     8.05   Accounting Changes. The Company (a) shall not make, or permit any of
            ------------------
its Subsidiaries to make, any significant change in accounting treatment and reporting practices except as permitted or required by GAAP or the Securities and Exchange Commission and (b) shall not designate a different fiscal year other than a fiscal year that ends on the closest Saturday to December 31 of each year.

     8.06   Margin Regulations. The Company shall not use the proceeds of any
            ------------------
Loan in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     8.07   Negative Pledges, Etc. The Company shall not, and shall not permit
            ---------------------
any Subsidiary to, enter into any agreement prohibiting compliance by the Company with the provisions of the introduction to Section 8.01 or restricting
                                                   ------------
the ability of the Company or any other Loan Party to amend or otherwise modify this Agreement or any other Loan Document.

     8.08   Leverage Ratio. The Company shall not permit the ratio of (a) Funded
            --------------
Indebtedness on the last day of any fiscal quarter to (b) EBITDA for the Measurement Period ending on such date to be greater than 4.0 to 1.00.

     8.09   Minimum Net Worth. The Company shall not permit Net Worth, measured
            -----------------
as of the end of each fiscal quarter, to be less than the sum of (a) 80% of last period before the Closing date plus (b) 50% of quarterly net income (with no
                               ----
deduction for net losses) for the fiscal quarter ending after the Closing Date and each fiscal quarter thereafter plus (c) 100% of the net proceeds to the
                                   ----
Company of new capital stock or other equity interests issued by the Company or any Subsidiary after the Closing Date.

     8.10   Indebtedness. The Company shall not, and shall not permit any of its
            ------------
Subsidiaries to, incur, assume, or be liable for any Indebtedness except for the following:

     (a)    Indebtedness incurred under this Agreement or any other Loan
Documents;

     (b) Indebtedness in a principal amount not to exceed $350,000,000 secured by a promissory note payable to the Company by Hawthorne Timber Company in that same principal amount; and

     (c)    additional Indebtedness in an aggregate amount not to exceed
$10,000,000.

                                   ARTICLE 9
                               EVENTS OF DEFAULT
                               -----------------

     9.01  Events of Default. The term "Event of Default" shall mean any of the
           -----------------            ----------------
events set forth in this Section 9.01.

     (a)   Non-Payment. The Company shall (i) fail to pay any principal of any
           -----------
Loan when the same shall become due and payable; or (ii) fail to pay any interest on any Loan or fail to pay any fee due under this Agreement within three Business Days after the same shall become due and payable; or

     (b)   Representations and Warranties. Any representation or warranty made
           ------------------------------
by the Company in this Agreement or by any Loan Party in any other Loan Document or in any certificate, document or financial or other statement delivered at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect or untrue in any material respect when made or deemed made; or

     (c)  Specific Defaults. The Company shall fail to perform or observe any
          -----------------
term, covenant or agreement contained in Sections 7.01, 7.05, 7.06 or 7.10(a) or
                                         -------------  ----------    -------
Article 8; or
---------

     (d) Other Defaults. The Company shall fail to perform or observe any other term or covenant contained in this Agreement or any Loan Party shall fail to perform any other term or covenant in any other Loan Document, and such Default shall continue unremedied for a period of 30 days after the date upon which written notice thereof shall have been given to the Company by the Agent at the request of the Required Lenders or otherwise; or

     (e) Default under Other Agreements. Any "Event of Default" shall occur and be continuing under any of the 18-Month Revolver, Multi-Year Revolver, Asset Disposition Bridge Facility or Capital Markets Bridge Facility or any default shall occur and be continuing under the terms applicable to:

          (i) any Funded Indebtedness or any Indebtedness or items of Indebtedness of the Company or any of its Subsidiaries (other than under this Agreement or any other Loan Document) which Funded Indebtedness or Indebtedness, as the case may be, has an aggregate outstanding principal amount of $25,000,000 or more, or

          (ii) under one or more Swap Contracts of the Company or any of its Subsidiaries resulting in aggregate Swap Termination Values of the Company and its Subsidiaries of $25,000,000 or more and,

in either of the above cases, such default shall:

                 (A) consist of the failure to pay such Indebtedness or such net obligations when due (whether at scheduled maturity, upon early termination, by required prepayment, acceleration, demand or otherwise) after giving effect to any applicable grace period; or

                 (B) result in, or continue unremedied and unwaived for a period of time sufficient to permit, the acceleration of such Indebtedness or the early termination of any such Swap Contract; or

     (f)  Bankruptcy or Insolvency.  The Company or any Subsidiary shall:
          ------------------------

          (i) generally fail to pay, or admit in writing its inability to pay, its debts as they become due;

          (ii) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect;

          (iii) seek the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

          (iv)   make a general assignment for the benefit of creditors; or

          (v)    take any corporate action to authorize any of the foregoing; or

     (g)  Involuntary Proceedings. An involuntary case or other proceeding shall
          -----------------------
be commenced against the Company or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any-substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

     (h)  Monetary Judgments. One or more judgments or orders for the payment of
          ------------------
money exceeding in the aggregate $25,000,000 shall be rendered against the Company or any of its Subsidiaries and either (i) enforcement proceedings shall have been initiated by any creditor upon such judgment or order or (ii) such judgment or order shall continue unsatisfied or unstayed for a period of 30 days; or

     (i)  Pension Plans. Any of the following events shall occur with respect to
          -------------
any Pension Plan:

          (i) the institution of any steps by the Company, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Company or any such member could reasonably expect to be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan or the PBGC, in excess of $25,000,000; or

           (ii) a contribution failure occurs with respect to any Pension Plan which gives rise to a Lien under Section 302(f) of ERISA with respect to a liability or obligation in excess of $25,000,000; or

     (j)   Change in Control. The acquisition by any Person or group (within the
           -----------------
meaning of Rule 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of either (i) 33-1/3% or more of the outstanding shares of voting stock of the Company or (ii) the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise; or

     (k)   Impairment of Certain Documents. Except as otherwise expressly
           -------------------------------
permitted in any Loan Document, any of the Loan Documents shall terminate or cease in whole or in part to be the legally valid, binding, and enforceable obligation of the relevant Loan Party, or such Loan Party or any Person acting for or on behalf of any Loan Party, contests such validity, binding effect or enforceability, or purports to revoke any Loan Document; or

     9.02  Remedies. If any Event of Default shall have occurred and be
           --------
continuing:

     (a) The Agent shall at the request of, or may with the consent of, the Required Lenders, declare the Commitments to be terminated, whereupon the Commitments shall forthwith be terminated; and/or

     (b) The Agent shall at the request of, and may with the consent of, the Required Lenders, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other Obligations payable hereunder or under any other Loan Document to be immediately due and payable, whereupon the Loans, all such interest and all such Obligations shall become and be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and/or

     (c) The Agent shall at the request of, and may with the consent of, the Required Lenders, exercise all rights and remedies available to it as Agent under any Loan Document;

provided, however, that upon the occurrence of any Event of Default specified in
-----------------
Section 9.01(f)(ii) or Section 9.01(g) or in the event of an actual or deemed
--------------------   ----------------
entry of an order for relief with respect to the Company or any of its Subsidiaries under any bankruptcy, insolvency or other similar law now or hereafter in effect, the Commitments shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest accrued thereon and all other Obligations shall automatically become due and payable without further action of the Agent or any Lender. Notwithstanding anything else provided herein, upon the occurrence and the continuance of an Event of Default, any of the Agent and the Lenders may exercise any and all remedies available to it under law and equity.

                                  ARTICLE 10
                                   THE AGENT
                                   ---------

     10.01  Appointment. Each Lender hereby irrevocably appoints, designates and
            -----------
authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     10.02  Delegation of Duties. The Agent may execute any of its duties under
            --------------------
this Agreement or any other Loan Document by or through its employees, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

     10.03  Liability of Agent. None of the Agent-Related Persons shall be (a)
            ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any of its officers contained in this Agreement or by any Loan Party or any officer of any thereof in any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value of any collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Company or any other Loan Party to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document or to inspect the properties, books or records of the Company or any of its Subsidiaries.

     10.04  Reliance by Agent.
            -----------------

     (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon any advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Except to the extent expressly provided in
Section 11.02, the Agent shall in all cases be fully protected in acting, or in
-------------
refraining from acting, under this Agreement or any other Loan Document in accordance with a request or the consent of the Required Lenders and such request or consent and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans or any portion thereof.

     (b) For purposes of determining compliance with the conditions specified in Sections 6.01 and 6.02, each Lender shall be deemed to have consented to,
   -------------     ----
approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent such Lender's Commitment Percentage of such Borrowing.

     10.05  Notice of Default. The Agent shall not be deemed to have knowledge
            -----------------
or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees payable to the Agent for the account of the Lenders, unless the Agent shall have received notice from a Lender or the Company referring to this Agreement or any other Loan Document, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders in accordance with Article 9; provided,
                                                                --------
however, that unless and until the Agent shall have received any such request
-------
from the Required Lenders, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     10.06  Credit Decision. Each Lender expressly acknowledges that no Agent-
            ---------------
Related Person has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, no Agent-Related Person shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, properties, operations or condition, financial or otherwise, and creditworthiness of the Company and its Subsidiaries which may come into the possession of any Agent-Related Person.

     10.07  Indemnification. The Lenders agree to indemnify the Agent-Related
            ---------------
Person (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their outstanding Loans, or, if no Loans are outstanding, their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time after the repayment of the Loans and all other Obligations) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any Agent-Related Person under or in connection with any of the foregoing; provided,
                                                                 --------
however, that no Lender shall be liable for the payment to any Agent-Related
-------
Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from any Agent-Related Person's gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent-Related Persons promptly upon demand for its ratable share of any out-of-pocket expenses and reasonable fees of counsel incurred by the Agent-Related Person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of its or the Lenders' rights or responsibilities under, this Agreement, any other Loan Document or any document contemplated by or referred to herein to the extent that any Agent-Related Person is not reimbursed for such expenses by or on behalf of the Company.

     10.08  Agent in Individual Capacity. Bank of America and its Affiliates may
            ----------------------------
make loans to, issue, amend, renew (or participate in) letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Company and its Subsidiaries and their respective Affiliates as though Bank of America were not the Agent hereunder. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include Bank of America in its individual capacity.
 ------       -------
Without limiting the foregoing, each Lender acknowledges that Bank of America acts in the capacity as agent under the Asset Disposition Agreement, Capital Markets Agreement, 18-Month Revolver and Multi-Year Revolver, and may act in such a capacity with respect to other credit facilities for or on behalf of the Company in the future. Each Lender acknowledges that (i) it has, independently and without reliance on Bank of America and based on such documents and information as it has deemed appropriate, made its own investigation into those credit facilities, (ii) as of the date hereof, Bank of America has responded satisfactorily to any request by such Lender for information regarding such credit facilities; (iii) Bank of America may manage its relationship with the Company as it sees fit as though it were not the Agent hereunder, and (iv) Bank of America shall have no obligation to disclose to any Lender any information received by Bank of America in connection with such credit facilities.

     10.09   Successor Agent. The Agent may resign at any time by giving written
             ---------------
notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent which shall be a commercial bank organized, chartered or licensed under the laws of the United States of America or of any State thereof having combined capital and surplus of at least $500,000,000. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment within 30 days after the notice of resignation or the removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, with the consent of the Company which consent shall not be unreasonably withheld or delayed, appoint a successor Agent, which shall be a commercial bank organized or chartered under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its future duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 10 and Sections 11.04 and
                                           ----------     --------------
11.05 shall inure to its benefit as to any actions taken or omitted to be taken
-----
by it while it was Agent under this Agreement and the other Loan Documents.

     10.10   Other Agents. None of the Lenders identified on the facing page or
             ------------
signature pages of this Agreement as a "Co-Syndication Agent," "Managing Agent" or "Book Manager and Lead Arranger" shall have any right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "Co-Syndication Agent," "Managing Agent" or "Book Manager and Lead Arranger" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

     10.11   Subsidiaries. The Agent is hereby authorized to release any
             ------------
Subsidiary from the Subsidiary Guaranty (Timber Disposition Bridge Facility) in connection with any disposition or merger of such Subsidiary permitted hereunder.

                                  ARTICLE 11
                                 MISCELLANEOUS
                                 -------------

     11.01   Notices, Etc. All notices, requests and other communications
             ------------
provided to any party under this Agreement shall, except as otherwise expressly specified herein, be in writing (including by facsimile) and mailed by overnight delivery, transmitted by facsimile or delivered: if to the Company, to its address specified on the signature pages hereof or such other address as shall be designated by such party in a notice to the other parties; if to any Lender, to its Domestic Lending Office specified opposite its name on Schedule 1.01(b)
                                                              ----------------
or any other address as designated by such Lender to the Company, and the Agent; if to the Agent, to the office specified in Schedule 1.01(b) or such other
                                            ----------------
address as shall be designated by such party in a notice to the other parties. All such notices and communications shall be effective, if transmitted by facsimile, when transmitted, or, if mailed by overnight delivery or delivered, upon delivery, except that (a) notices and facsimile communications to the Agent pursuant to Articles 2 or 10 shall not be effective until received by the Agent, and (b) any
----------    --
notice by facsimile to the Agent must be confirmed by telephone or mail. The Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing Notices) purportedly given by or on behalf of the Company even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.

     11.02  Amendments, Etc. No amendment or waiver of any provision of this
            ---------------
Agreement or of any other Loan Document, and no consent to any departure by the Company or any other Loan Party herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of amendments, the Company, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                 --------  -------

     (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders and, in the case of amendments, the Company, do any of the following:

          (i) increase the Commitments of the Lenders (other than by assignment); provided, however, that any Lender may increase its own
                  --------  -------
     Commitment without the consent of the other Lenders;

          (ii) reduce the principal of, or interest on, the Loans or reduce the amount of any fees payable hereunder;

          (iii) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees payable hereunder;

          (iv) modify any requirement hereunder that any particular action be taken by all of the Lenders or by the Required Lenders or change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

          (v) reduce, limit or terminate the Subsidiary Guaranty (Timber Disposition Bridge Facility) and/or the Contribution Agreement (Timber Disposition Bridge Facility) if entered into or release any Subsidiary therefrom (except as permitted by Section 10.11);
                                       -------------
          (vi)   amend or waive the provisions of Sections 3.05, 6.01 or 6.02;
                                                  -------------------    ----
     or

          (vii)  amend this Section 11.02;
                            -------------

     (b) no amendment, waiver or consent which affects the rights or duties of the Agent under this Agreement or any other Loan Document shall become effective unless signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be;

Notwithstanding anything to the contrary herein, any Lender that has failed to fund any portion of the Loans required to be funded by it hereunder shall not have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Pro Rata Share of such Lender may not be increased without the consent of such Lender.

     11.03  No Waiver; Remedies. No failure on the part of any Lender or the
            -------------------
Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     11.04  Costs and Expenses. The Company agrees to pay on demand:
            ------------------

     (a) all out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and any other document to be delivered hereunder or thereunder or in connection with the transactions contemplated hereby or thereby, including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including local counsel which may be retained by the Agent) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents;

     (b) all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the preservation of any rights under any Loan Document or in connection with any restructuring or "work-out" of any of the Obligations (whether through negotiations, legal proceedings or otherwise), including the out-of-pocket expenses and reasonable fees of counsel for the Agent (including the allocated cost of in-house counsel);

     (c) all out-of-pocket costs and expenses incurred by the Agent or any Lender in connection with the enforcement of any of the Obligations, including the out-of-pocket expenses and reasonable fees of counsel for the Agent or such Lender (including the allocated cost of in-house counsel);

     (d) all out-of-pocket costs and expenses incurred by the Agent in connection with due diligence, transportation, use of computers, duplication, search reports and all filing and recording fees; and

     (e)    to each Lender being replaced pursuant to Section 4.09, the
                                                      ------------
reasonable out-of-pocket expenses and reasonable fees of counsel not exceeding $5,000 in connection with such replacement.

     11.05  Indemnity.
            ---------

     (a) The Company agrees to indemnify and hold harmless the Agent-Related Persons, and each Lender and each of their Affiliates and all directors, officers, employees, agents and advisors of all of the foregoing (each, an "Indemnified Party") from and against any and all claims, actions, proceedings,
 -----------------
suits, damages, losses, liabilities, costs, expenses and disbursements, including the out-of-pocket expenses and reasonable fees of counsel (including the allocated cost of in-house counsel) which may be incurred by or asserted against any Indemnified Party as a result of any investigation, litigation, suit, action or proceeding

(regardless of whether an Indemnified Party is a party thereto) arising out of, relating to, or in connection with this Agreement, any other Loan Document or any transaction or proposed transaction (whether or not consummated) financed or to be financed, in whole or in part, directly or indirectly, with the proceeds of the Borrowing (other than costs of the type covered by Section 11.04) or any
                                                          -------------
other transaction contemplated hereby; except to the extent such claim, damage, loss, liability, cost or expense has resulted primarily from such Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Notwithstanding any other provision contained in this Agreement, this indemnity shall not be limited in any way by the passage of time or the occurrence of any event.

     (b) The Agent, the Arrangers and each Lender agree that if any investigation, litigation, suit, action or proceeding is asserted or threatened in writing or instituted against it or any other Indemnified Party, or any remedial, removal or response action is requested of it or any other Indemnified Party, for which the Agent, the Arrangers or any Lender may desire indemnity or defense hereunder, the Agent, the Arrangers or such Lender shall promptly notify the Company thereof in writing and agree, to the extent appropriate, to consult with the Company with a view to minimizing the cost to the Company of its obligations under this Section 11.05. The Company will not be required to pay
                       -------------
the fees and expenses of more than one counsel for the Indemnified Parties unless the employment of separate counsel has been authorized by the Company, or unless any Indemnified Party reasonably concludes that there may be defenses available to it which are not available to the other Indemnified Parties or that there is a conflict between its interests and those of the other Indemnified Parties.

     (c) No action taken by legal counsel chosen by the Agent, the Arrangers or any Lender in defending against any such investigation, litigation, suit, action or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the obligations and duties of the Company hereunder to indemnify and hold harmless each Indemnified Party; provided, however, that
                                                       --------  -------
if the Company is required to indemnify any Indemnified Party pursuant hereto, neither the Agent nor the Arrangers nor any Lender will settle or compromise any such investigation, litigation, suit, action or proceeding without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed) so long as the Company has provided evidence reasonably satisfactory to the Agent, the Arrangers or such Lender that the Company and its Subsidiaries on a consolidated basis do not at such time have a negative Net Worth.

     11.06  Right of Set-off. Upon the occurrence and during the continuation of
            ----------------
any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits in whatever currency (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all of the Obligations, whether or not such Lender shall have made any demand under this Agreement. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender; provided, however,
                                                            --------  -------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 12.06 are in
                                                          -------------
addition to any other right or remedy (including any other right of set-off) which such Lender may have under applicable law or under any Loan Document.

     11.07 Binding Effect. This Agreement shall become effective when a counterpart hereof shall have been executed by the Agent and counterparts hereof executed by the Company and each Lender shall have been received by the Agent and notice thereof shall have been given by the Agent to the other parties hereto and thereafter shall be binding upon and inure to the benefit of the Company, the Agent and each Lender and their respective successors and assigns; provided, however, that (a) except as permitted under clause (b)(ii) of Section
--------  ------                                      --------------    -------
8.03, the Company may not assign or transfer its rights or obligations hereunder
----
without the prior written consent of all the Lenders and (b) the rights of assignment and transfer of the rights and obligations of the Lenders hereunder are subject to the provisions of Section 11.08.
                                 -------------

     11.08  Assignments, Participations, Etc.
            ---------------------------------

     (a)  Subject to Sections 11.08(b) and 11.08(e):
                     -----------------     --------

          (i) Any Lender may with the prior consent of the Company and the Agent (which consents will not be unreasonably withheld and which consent of the Company shall not be required if a Default or Event of Default exists) at any time assign to one or more Eligible Assignees all or any fraction of its Commitment or outstanding Loans in a minimum amount of $25,000,000 and in multiples of $1,000,000 in excess thereof or, if its Commitment is less than $25,000,000, in the amount of its Commitment.

          (ii) Any Lender may without the prior consent of the Company assign to another Lender all or any fraction of its Commitment or outstanding Loans in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof or, if the Commitment is less than $5,000,000, in the amount of its Commitment.

          (iii) Any Lender may at any time assign all or any portion of its rights under this Agreement and any note issued pursuant to Section 2.03(b)
                                                                 ---------------
     to a Federal Reserve Bank; provided, however, that no such assignment shall
                                --------  -------
     release any Lender from its obligations hereunder.

          (iv)  Any Lender, if so requested by the Company under Section 4.09,
                                                                 ------------
     shall assign to another Eligible Assignee its entire Commitment and all outstanding Loans.

     (b) No assignment shall become effective, and the Company and the Agent shall be entitled to continue to deal solely and directly with each Lender in connection with the interests so assigned by such Lender to an Assignee, until
(i) such Lender and such Assignee shall have executed an Assignment and Assumption Agreement substantially in the form of Exhibit 11.08(b) and written
                                                  ----------------
notice of such assignment, payment instructions, addresses, and related information with respect to such Assignee shall have been given to the Company and the Agent by such Lender and such Assignee, in substantially the form of Attachment A to Exhibit 11.08(b) (a "Notice of Assignment"); (ii) a processing
------------    ----------------     --------------------
fee in the amount of $3,500 shall have been paid to the Agent by the assignor Lender or the Assignee; and (iii) either (A) five Business Days shall have elapsed after receipt by the Agent of the items referred to in clauses (i) and
                                                               -----------
(ii) or (B) if earlier, the Agent has notified the assignor Lender and the
----    ---
Assignee of its receipt of the items mentioned in clauses (i) and (ii) and that
                                                  -----------     ----
it has acknowledged the assignment by countersigning the Notice of Assignment.

     (c) From and after the effective date of any assignment hereunder, (i) the Assignee thereunder shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee by the assignor Lender, shall have the rights and obligations of a Lender hereunder and under each other Loan Document, and (ii) the assignor Lender, to the extent that rights and obligations hereunder have been assigned by it to the Assignee, shall be released from its future obligations hereunder and under each other Loan Document.

     (d)  Subject to Section 11.08(e), any Lender may at any time sell to one or
                     ----------------
more financial institutions or other Persons (each of such Persons being herein called a "Participant") participating interests in any of the Loans, its
          -----------
Commitment or other interests of such Lender hereunder; provided, however, that
                                                        --------  -------

          (i)    no participation contemplated in this Section 11.08(d) shall
                                                       ----------------
     relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document;

          (ii) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations;

          (iii) the Company and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each other Loan Document; and

          (iv) no Participant, unless such Participant is an Affiliate of such Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any action of the type described in Section 11.02.
        -------------

     The Company acknowledges and agrees that each Participant, for purposes of Sections 3.04, 3.05, 4.02, 4.03, 4.05, 4.06 or 11.06, shall be considered a
-------------------------------------------    -----
Lender; provided, however, that for purposes of Sections 3.04, 4.02, 4.03, 4.05
        --------  -------                       -------------------------------
and 4.06, no Participant shall be entitled to receive any payment or
    ----
compensation in excess of that to which such Participant's selling Lender would have been entitled with respect to the amount of such Participant's participation interest if such Lender had not sold such participation interest.

     11.09  Confidentiality. Each Lender agrees that all nonpublic information
            ---------------
provided to it by the Company or by the Agent on behalf of the Company in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby will be held and treated by such Lender, its agents, directors, Affiliates, officers and employees in confidence and further agrees and undertakes that neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement or relating to other business transactions between the Company and such Lender. Any Lender may disclose such information
(a) at the request of any bank regulatory authority or in connection with an examination of such Lender by any such authority or examiner; (b) pursuant to subpoena or other court process; (c) when required to do so in accordance with the provisions of any applicable law; (d) at the written request or the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Lender conducts its business; and (e) to such Lender's independent auditors, counsel and other professional advisors. Notwithstanding the foregoing, the Company authorizes each Lender to disclose to any Participant or Assignee and any prospective Participant or Assignee such financial and other information in such Lender's possession concerning the Company or its Subsidiaries which has been delivered to the Lenders pursuant to this Agreement or any other Loan Document or which has been delivered to the Lenders by the Company in connection with the Lenders' credit evaluation of the Company and its Subsidiaries prior to entering into this Agreement; provided that such Participant or Assignee or prospective Participant or Assignee agrees in writing to such Lender to keep such information confidential to the same extent as required of the Lenders hereunder.

     11.10  Survival. The obligations of the Company under Sections 3.04, 4.02,
                                                           -------------------
4.03, 4.05, 4.06, 11.04 and 11.05, and the obligations of the Lenders under
-----------------------     -----
Sections 3.04(i) and 10.07, shall in each case survive the repayment of the
----------------     -----
Loans and all other Obligations and the termination of this Agreement and the Commitments; provided, however, that no request for reimbursement pursuant to
             --------  -------
such Sections (other than Sections 11.04(b) and (c) and 11.05) may be made more
                          -----------------     ---     -----
than six months after the termination of this Agreement and the Commitments. The representations and warranties made by the Company in this Agreement and by each Loan Party in each other Loan Document shall survive the execution and delivery of this Agreement and such other Loan Document.

     11.11  Severability. Any provision of this Agreement or any other Loan
            ------------
Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.12  Headings. The various headings of this Agreement are inserted for
            --------
convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     11.13  No Third Parties Benefited. This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Company, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     11.14  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
            -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     11.15  Execution in Counterparts. This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11.16  ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY
            ----------------
THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE LENDERS AND THE AGENT AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENTS MADE WITH RESPECT TO THE PAYMENT BY THE COMPANY OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR THE LENDERS.

     11.17  WAIVER OF JURY TRIAL. EACH OF THE AGENT, THE LENDERS AND THE COMPANY
            --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              NORTH AMERICAN TIMBER CORP.


                              By:   /s/Phillip M. Johnson
                                    ------------------------
                              Name:  Phillip M. Johnson
                              Title: Vice President and Treasurer

                              BANK OF AMERICA, N.A.,
                              as Agent and as Lender


                              By: /s/ Michael Balok
                                  -------------------------
                              Name:   Michael Balok
                              Title:  Managing Director

                              MERRILL LYNCH CAPITAL CORPORATION,
                              as Co-Syndication Agent and as Lender


                              By:  /s/ Christopher Birosak
                                   ------------------------
                              Name:  Christopher Birosak
                              Title: Vice President

                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              as Co-Syndication Agent and as Lender


                              By: /s/ Todd Vannucci
                                  -------------------------
                              Name:  Todd Vannucci
                              Title: Vice President

                                                                 Exhibit 2.02(a)

                                           to Timber Disposition Bridge Facility

                          FORM OF NOTICE OF BORROWING

Bank of America, N.A.
Agency Administrative Services #5596
Mail Code:  CA 4-706-05-09
1850 Gateway Blvd.
Concord, CA 94520


Attention:  Irene Ruddell, Associate Agency Officer


               Re: North American Timber Corp. Credit Agreement (Timber Disposition Bridge Facility) dated as of November 3, 2000


Ladies and Gentlemen:

     This Notice of Borrowing is delivered to you pursuant to Section 2.02(a) of
                                                              ---------------
the Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among NORTH AMERICAN TIMBER CORP., a Delaware
     ----------------
corporation (the "Company"), the Lenders party thereto, BANK OF AMERICA, N.A.,
                  -------
as administrative agent (the "Agent"), and the Co-Syndication Agents, Book
                              -----
Managers and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby requests the following Borrowing[s]: [Loans in the aggregate principal amount of $________________ on, ______________, _____
comprised of [Offshore Rate Loans having an Interest Period of _________________ months] [Reference Rate Loans].

     The Company hereby certifies and warrants that on the date the Borrowing[s] requested hereby [is/are] made (both before and after giving effect to the making of such Borrowing[s] and after giving effect to the application, directly or indirectly, of the proceeds thereof):

               (a) the representations and warranties contained in Article 5 of
                                                                   ---------
     the Credit Agreement are correct on and (except for representations and warranties relating solely to a particular point in time) as of such date as though made on and as of such date;

               (b) no Default or Event of Default has occurred and is continuing;

               (c) the proceeds of the Borrowing[s] hereby requested are being or will be used in accordance with Section 7.01 of the Credit Agreement;
                                        ------------
     and

               (d) after giving effect to the Borrowing [s], the Effective Amount of all Loans shall not at any time exceed the Aggregate Commitments.

     The Company agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing requested hereby to the accounts of the following Persons at the financial institutions indicated respectively:

                         Person to be Paid
Amount to be       ------------------------------    Name, Address, Etc.
Transferred        Name               Account No.    of Transferee
---------------    ----               -----------    ------------------

$____________      ___________        ___________    __________________________
                                                     __________________________
                                                     Attention: _______________

$____________      ___________        ___________    __________________________
                                                     __________________________
                                                     Attention: _______________

$____________      ___________        ___________    __________________________
                                                     __________________________
                                                     Attention: _______________
Balance of
such Proceeds: The Company    _____________          __________________________
                                                     Attention: _______________

     The Company has caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this day of ____________________, ____.

                              NORTH AMERICAN TIMBER CORP.


                              By: __________________________
                              Title: _______________________

                                                                 Exhibit 2.03(b)

                                           to Timber Disposition Bridge Facility


                            FORM OF PROMISSORY NOTE


[$____________]                                            _______________, ____


     For value received, on [____________], 200[ ], the undersigned promises to pay to the order of ___________________________________________________________
(the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), specified
      ------                                                -----
in the Credit Agreement referred to below, [____________________] Dollars ($____________) or, if less, the aggregate unpaid principal amount of all such Loans made by the Lender to the undersigned pursuant to the Credit Agreement (as defined below), as shown in the schedule attached hereto (and any continuation thereof).

     The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America and in immediately available funds.

     This Promissory Note is one of the promissory notes evidencing Loans described in, and is subject to the terms and provisions of, the Credit Agreement (Timber Disposition Bridge Facility) dated as of November 3, 2000 among North American Timber Corp., certain financial institutions (including the Lender) party thereto, the Agent, and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto (as from time to time amended, modified, or supplemented, the "Credit Agreement"). Unless otherwise defined herein or the
                   ----------------
context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, the guaranty of this Promissory Note, and the terms and conditions under which the due date of this Promissory Note may be accelerated.

     This Promissory Note may only be assigned as provided in the Credit Agreement.

     The undersigned promises to pay all costs of collection, including reasonable attorney's fees, incurred in the collection of this Promissory Note.

     The undersigned hereby waives presentment for payment, demand, protest, and notice of dishonor.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                              NORTH AMERICAN TIMBER CORP.



                              By:   _______________________________
                              Title: _______________________________

                          LOANS AND PRINCIPAL PAYMENTS


                 Amount of Loan Made                     Amount of Principal Repaid           Unpaid Principal Balance
                 -------------------                     --------------------------           ------------------------


          Reference Rate      Offshore Interest Period    Reference Rate  Offshore Rate        Offshore Rate  Notation Made
Date            Loan                  Rate Loan         (if applicable)      Loan         Loan           Total      Loan        by
----            ----                  ---------         ---------------      ----         ----           -----      ----        --

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                 Exhibit 2.09(b)

                                           to Timber Disposition Bridge Facility

                   FORM OF NOTICE OF CONVERSION/CONTINUATION

Bank of America, N.A.
Agency Administrative Services #5596
Mail Code:  CA 4-706-05-09
1850 Gateway Blvd.
Concord, CA 94520


Attention:  Irene Ruddell, Associate Agency Officer


     Re:  North American Timber Corp. Credit Agreement,

          dated as of November 3, 2000


Ladies and Gentlemen:

     This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.09(b) of the of the Credit Agreement (Timber Disposition Bridge
---------------
Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among NORTH AMERICAN
                                     ----------------
TIMBER CORP., a Delaware corporation (the "Company"), the Lenders party thereto,
                                           -------
BANK OF AMERICA, N.A., as administrative agent (the "Agent"), and the Co-
                                                     -----
Syndication Agents, Book Managers and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby requests that on ______________, ____,

     (1) $__________ of the presently outstanding principal amount of the Loans originally made on __________, ____ ;

     (2) all presently being maintained as [Reference Rate Loans] [Offshore Rate Loan];1

     (3) be [converted into] [continued as];

     (4) [Offshore Rate Loans having an Interest Period of _________ months] [Reference Rate Loans].

--------------------
       /1/ Select appropriate interest rate option.

     The Company has caused this Notice of Conversion/Continuation to be executed and delivered by its duly authorized officer this __ day of _____________, ____.




                              NORTH AMERICAN TIMBER CORP.


                              By: __________________________

                              Title: _______________________

                                                                 Exhibit 6.01(d)

                                           to Timber Disposition Bridge Facility


                                FORM OF OPINION

                               November ___, 2000


To each of the Lenders

 party to the Credit Agreement

 hereinafter referred to and

 to Bank of America, N.A., as Agent


     Re: North American Timber Corp. Credit Agreement (Timber Disposition Bridge Facility) dated as of November 3, 2000

Ladies and Gentlemen:


     This opinion is being delivered to you pursuant to Section 6.01(d) of the Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (the "Credit Agreement"), among NORTH AMERICAN TIMBER CORP., a Delaware
           ----------------
corporation, as borrower (the "Company"), the Lenders party thereto
                               -------
(collectively, the "Lenders"), BANK OF AMERICA, N.A., as administrative agent
                    -------
(in such capacity, the "Agent") for the Lenders thereunder and MERRILL LYNCH
                        -----
CAPITAL CORPORATION and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Syndication Agents. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

     I am Vice President, Deputy General Counsel and Secretary of the Company and, as such, I have acted as counsel to the Company (the Company being called herein, the "Loan Party") in connection with the negotiation, execution, and
             ----------
delivery of the Credit Agreement and the Subsidiary Guaranty.

     In so acting as such counsel, I have examined, or caused to be examined, the following:

          (a)  the promissory notes delivered at the Closing;

          (b)  the Credit Agreement;

          (c) the Subsidiary Guaranty (Timber Disposition Bridge Facility) (the " Subsidiary Guaranty"); and

          (d) the Contribution Agreement (Timber Disposition Bridge Facility) (collectively, the "Loan Documents").
                                   --------------

     I also have examined, or caused to be examined, originals or copies of originals, certified or otherwise identified to my satisfaction, of such corporate records, agreements, documents, instruments, certificates, and other statements of public and governmental officials and corporate officers and other representatives of the Loan Party and have made such inquiries of such corporate officers and other representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

     For purposes of the examination of the documents referred to above, I have assumed the genuineness of all signatures (except those on behalf of the Loan Party), the authenticity of all documents submitted to me as originals, and the conformity to originals of all documents submitted to me as certified or photostatic copies, which facts I have not independently verified. As to all questions of fact material to this opinion which have not been independently verified by me, I have relied upon the representations and warranties of the Loan Party contained in the Loan Documents and other documents and certificates related to these transactions.

     I have assumed the due execution and delivery, pursuant to due authorization, of each of the Loan Documents by all of the parties thereto, other than the Loan Party, and that the Loan Documents are enforceable against such other parties in accordance with their respective terms.

     I have assumed further that the Lenders and the Agent will act in good faith and will seek to enforce their rights and remedies under the Loan Documents in a commercially reasonable manner.

     Based upon the foregoing and subject to the qualifications set forth herein, I am of the opinion that:

     1.  The Loan Party:

          (a) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except where the failure to be so qualified is not likely to have a Material Adverse Effect; and

          (c) has all requisite corporate power and authority to own, pledge, mortgage, hold under lease, and operate its properties and to conduct its business as now or currently proposed to be conducted.

     2. The execution, delivery, and performance by the Loan Party of the Loan Documents to which the Loan Party is a party:

          (a) are within the respective corporate powers of the Loan Party;

          (b) have been, or prior to such execution will have been, duly authorized by all necessary corporate action, including the consent of its shareholders where required; and

          (c)  do not:

               (i) contravene the articles or certificate of incorporation or bylaws of the Loan Party;

               (ii) to the best of my knowledge after due inquiry, violate any existing law or regulation of the United States, of the States of Georgia, New York, or the general corporation law of the State of Delaware which, to my knowledge, is applicable, or any order, decree, or other determination of an arbitrator or a court or other governmental agency applicable to or binding upon the Loan Party or any of its property or to which the Loan Party or any of its property is subject;

               (iii) to the best of my knowledge after due inquiry, conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of the Loan Party, except for such conflicts, breaches, or defaults which are not likely to have a Material Adverse Effect;

               (iv) to the best of my knowledge after due inquiry, result in the creation or imposition of any Lien upon any of the property of the Loan Party, other than if the Obligations or certain other Indebtedness of the Company is to be secured by certain Liens, for Permitted Liens required to be created pursuant to Section 8.01 of the
                                                             ------------
          Credit Agreement; or

               (v) to the best of my knowledge after due inquiry, require, as of the date hereof, the consent of, authorization by, approval of or notice to, or prior filing or registration with, any United States, Georgia, or New York governmental agency.

     3. The Loan Documents to which the Loan Party is a party have been duly executed and delivered by the Loan Party. The Loan Documents are the legal, valid, and binding obligations of each Loan Party which is a party thereto, enforceable against each the Loan Party in accordance with their respective terms.

     4. To the best of my knowledge after due inquiry, there are no pending or overtly threatened actions or proceedings affecting the Company, any Principal Subsidiary or any Restricted Subsidiary before any court or other Governmental Authority or any arbitrator that is likely to have a Material Adverse Effect.

     5. To the best of my knowledge after due inquiry, the Company has no Subsidiaries other than the Subsidiaries of the Company listed in Schedule 6.07
                                                                  -------------
to the Credit Agreement.

     6. The making of the Loans by the Lenders and the use of the proceeds by the Company does not violate Regulation T, U, or X of the Federal Reserve Board.

     The foregoing opinions are subject to the following qualifications:

          (a) My opinion as to enforceability is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally.

          (b) My opinion as to enforceability is also subject to the effect of general principles of equity, including concepts of materiality, reasonableness, good faith, and fair dealing (regardless of whether considered in a proceeding in equity or at law). Pursuant to such equitable principles, Section 2.3 of the Subsidiary Guaranty (Timber
                           -----------
     Disposition Bridge Facility), which provides that the liability of the Principal Subsidiaries or Parent thereunder shall not be affected by changes in or amendments to the agreements and documents referred to in such Section, might be enforceable only to the extent that such changes or amendments were not so material as to constitute a new contract among the parties.

          (c) My opinion as to enforceability is also subject to the effect of limitations on enforceability of rights to indemnification or contribution under the Loan Documents by federal or state securities laws or regulations or public policy relative thereto.

          (d) My opinion as to enforceability is also subject to the qualifications that certain provisions of the Loan Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of any of the Loan Documents, and each of the Loan Documents contains adequate provisions for enforcing payment of the obligations of the Loan Party (to the extent that the Loan Party is a party thereto) thereunder and for the practical realization of the rights and benefits afforded thereby, except for the economic consequences resulting from any delay imposed by, or any procedure required by, applicable New York laws, rules, regulations and court decisions and by constitutional requirements in and out of the State of New York.

          (e) I express no opinion as to the enforceability of the provisions of the last sentence of Section 12.08(d) of the Credit Agreement (insofar as
                          ----------------
     it pertains to Section 12.06 of the Credit Agreement), as to the proviso in
                    -------------
     Section 2.1 of the Subsidiary Guaranty, as to the proviso in the first
     -----------
     sentence of Section 5.7 of the Subsidiary Guaranty.
                 -----------

          (f) I express no opinion as to the enforceability of any provision in the Loan Documents purporting to preserve and maintain the liability of any party thereto despite the fact that the guaranteed debt is unenforceable due to illegality or the fact that the Lenders had voluntarily released the primary obligor's liability on the guaranteed debt.

          (g) I express no opinion as to the applicability (and, if applicable, the effect) of Section 548 of the Bankruptcy Code, or any comparable provisions of state or foreign law, to, or on, the Loan Documents.

          (h) I express no opinion as to those provisions of the Loan Documents purporting to waive the right to a jury trial.

     My opinions relate only to the laws of the States of New York and Georgia, the general corporation laws of the State of Delaware, and the Federal laws of the United States; and I do not express any opinion with respect to the laws of any other jurisdiction. This opinion letter is furnished to you by me as counsel to the Loan Party and is solely for your benefit and for the benefit of each Lender and each Assignee, and may not be quoted or relied upon by any other Person without my prior written consent.

     I am a member of the bar of the States of New Jersey and New York and do not hold myself out to be an expert on the laws of any other State, including the States of Wisconsin, Maine, Oregon and Virginia. In rendering the foregoing opinion, I have relied as to matters of Georgia law, insofar as such law affects the opinions expressed above, upon an opinion of even date herewith addressed to me by an attorney in the Law Department of the Company licensed to practice law in the State of Georgia, which opinion contains no qualifications or assumptions (other than those which limit such opinions solely to matters of Georgia law) not contained in this opinion. The opinion from the attorney in the Law Department of the Company is satisfactory in form and scope to me and I believe that I am justified in relying on such opinion as to the matters covered thereby.

     In rendering the foregoing opinion, I have relied as to matters of Wisconsin law, insofar as such law affects the opinions expressed above, upon an opinion of even date herewith addressed to me by [DeWitt, Ross & Stevens, Madison, Wisconsin], which opinion contains no qualifications or assumptions (other than those which limit such opinions solely to matters of Wisconsin law) not contained in this opinion. The opinion from [DeWitt, Ross & Stevens] is satisfactory in form and scope to me and I believe that I am justified in relying on such opinion as to the matters covered thereby.

     In rendering the foregoing opinion, I have relied as to matters of Maine law, insofar as such law affects the opinions expressed above, upon an opinion of even date herewith addressed to me by [Pierce, Atwood, Scribner, Allen, Smith & Lancaster, Portland, Maine], which opinion contains no qualifications or assumptions (other than those which limit such opinions solely to matters of Maine law) not contained in this opinion. The opinion from [Pierce, Atwood, Scribner, Allen, Smith & Lancaster] is satisfactory in form and scope to me and I believe that I am justified in relying on such opinion as to the matters covered thereby.

     In rendering the foregoing opinion, I have relied as to matters of Oregon law, insofar as such law affect the opinions expressed above, upon an opinion of even date herewith addressed to me by [Lane Powell Spears & Lubersky LLP, Portland, Oregon] which opinion contains no qualifications or assumptions (other than those which limit such opinions solely to matters of Oregon law) not contained in this opinion. The opinion from [Lane Powell Spears & Lubersky LLP] is satisfactory in form and scope to me and I believe that I am justified in relying on such opinion as to the matters covered thereby.

     In rendering the foregoing opinion, I have relied as to matters of Virginia law, insofar as such law affects the opinions expressed above, upon an opinion of even date herewith addressed to me by [McGuire, Woods, Battle & Boothe, L.L.P., Richmond, Virginia], which opinion contains no qualifications or assumptions (other than those which limit such opinions solely to matters of Virginia law) not contained in this opinion. The opinion from [McGuire, Woods, Battle & Boothe, L.L.P.], is satisfactory in form and scope to me and I believe that I am justified in relying on such opinion as to the matters covered thereby.

                              Very truly yours,


                              Kenneth F. Khoury
                              Vice President, Deputy General Counsel
                                and Secretary

                                                                 Exhibit 6.02(d)

                                           to Timber Disposition Bridge Facility

                     FORM OF OFFICER'S CLOSING CERTIFICATE


                                                                 __________, ___


To each of the Lenders party
to the Credit Agreement
hereinafter referred to and to
Bank of America, N.A., as Agent


          Re:  North American Timber Corp. Credit Agreement

               dated as of November 3, 2000


     This Certificate is delivered to you pursuant to Section 6.02(d) of the
                                                      ---------------
Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among NORTH AMERICAN TIMBER CORP., a Delaware corporation
 ----------------
(the "Company"), the Lenders party thereto, BANK OF AMERICA, N.A., as
      -------
administrative agent (the "Agent"), and the Co-Syndication Agents, Book Managers
                           -----
and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The undersigned hereby certifies to each Lender and the Agent as follows:

     1. I hold, and at all pertinent times mentioned herein have held, the position listed below my name below. I have read and am familiar with the Credit Agreement and the other Loan Documents, and I am familiar with the transactions contemplated thereunder. I am authorized to execute and deliver this Certificate on behalf of the Company.

     2.  The conditions precedent to the initial Borrowing contained in Section
                                                                        -------
6.01 and 6.02 of the Credit Agreement have been and remain satisfied in full as
-------------
of the date hereof.

     3.  The representations and warranties contained in Article 5 of the Credit
                                                         ---------
Agreement are correct.

     4. I understand that you are relying on this Certificate in connection with the extensions of credit being made to or for the account of the Company Pursuant to the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has caused this Certificate to be executed this ___________, ___.


                              NORTH AMERICAN TIMBER CORP.



                              By:____________________________


                              Title:_________________________

                                                                 Exhibit 7.09(c)

                                           to Timber Disposition Bridge Facility

                         FORM OF COMPLIANCE CERTIFICATE

                                   [  Date  ]



Bank of America, N.A., as Agent
Paper & Forest Products #9973
555 California Street -- 12th Floor
San Francisco, CA  94104
Attention:  M.J. Balok, Managing Director


          Re:  North American Timber Corp. Credit Agreement

               dated as of November 3, 2000


Ladies and Gentlemen:


     This Compliance Certificate is delivered to you pursuant to Section 7.09(c)
                                                                 ---------------
of the Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among NORTH AMERICAN TIMBER CORP., a Delaware
              ----------------
corporation (the "Company"), the Lenders party thereto, BANK OF AMERICA, N.A.,
                  -------
as administrative agent (the "Agent"), and the Co-Syndication Agents, Book
                              -----
Managers and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Company hereby certifies and warrants that, as of the dates set forth below:

          (a) on _____________, ____/1/ (the "Computation Date"), the Leverage
                                              ----------------
     Ratio (as defined in Attachment A hereto) for the Company and its
                          ------------
 consolidated Subsidiaries was _____ to 1.0, as computed on Attachment A hereto;
                                                            ------------

___________________
    /1/The last day of the most recently ended fiscal quarter of the Company.

              (b) on _____________, ____/2/ (the "Computation Date"), the Net
                                                  ----------------
        Worth (as defined in Attachment A hereto) for the Company and its
                             ------------
        consolidated Subsidiaries was $________, as computed on Attachment A
                                                                ------------
        hereto;

              (c) as of each of the Computation Date and the date hereof, no Default or Event of Default has occurred and is continuing; and

              (d) as of the date hereof, there are no pending or, to the knowledge of the Company, threatened, actions or proceedings affecting the Company or any Subsidiary before any court or other Governmental Authority or any arbitrator that are reasonably likely to have a Material Adverse Effect.

        The undersigned Responsible Officer of the Company executing this Certificate on behalf of the Company is, and at all pertinent times mentioned herein has been, the Chief Financial Officer of the Company and in such capacity has been responsible for the management of the financial affairs of the Company and the preparation of financial statements of the Company and its Subsidiaries on a consolidated basis.

       IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, this _____ day of____________, ____.



                                 NORTH AMERICAN TIMBER CORP.



                                 By: __________________________

                                 Title: _______________________


______________________
     /2/ The last day of the most recently ended fiscal quarter of the Company.

                                                                    ATTACHMENT A

                                 to Timber Disposition Compliance Certificate/1/



                               LEVERAGE RATIO

                               ON __________, ____

                               [Computation Date]
                               ------------------


Item                                                                Measurement
----                                                                -----------
    All of the foregoing computed for the Company and its
    consolidated Subsidiaries

    Indebtedness for Borrowed Money outstanding as of the Computation Date

1.                                                                  $_____________


2.  aggregate capital invested by Persons other than the Company    $_____________
    and its Subsidiaries in receivables and other accounts sold to such Persons by the Company and its Subsidiaries as of the
    Computation Date, excluding receivables and other accounts sold in connection with the sale of a business or the assets and/or operations generating such receivables and other
    accounts

3.  sum of Item 1 and Item 2 (Funded Indebtedness)                  $_____________

4.  net income or (or net loss) during the Measurement Period       $_____________
    ending on the Computation Date

5.  all amounts treated as expenses for depreciation, interest      $_____________
    and the non-cash amortization of intangibles of any kind to the extent included in the determination of such net income
    (or loss)

____________________
   /1/ By necessity, the computations described in this Compliance Certificate are less detailed than those contained in the Credit Agreement. In the event of any conflict between the two, the terms of the Credit Agreement shall in all instances prevail.

 6.  cost of timber sold by the Company (to the extent               $_____________
     constituting depletion) for such Measurement Period to the extent included in the determination of such net income (or loss) computed without giving effect to extraordinary cash gains or non-recurring, non-cash items.

 7.  all accrued taxes on or measured by income to the extent        $_____________
     included in the determination of such net income (or loss)

 8.  Item 4, plus Item 5, plus Item 6, plus Item 7 (EBITDA)          $______________

14.  ratio of Item 3 to Item 8 (the "Leverage Ratio")                $______________

                                   NET WORTH

                              ON __________, ____

                               [Computation Date]
                               ------------------



                         All of the foregoing computed
               for the Company and its consolidated Subsidiaries


1.    Total consolidated assets                       $_________

2.    Total consolidated liabilities                  $_________

3.    The Excess of Item 1 over Item 2 ("Net Worth")  $_________

                                                                 Exhibit 7.13(a)

                                           to Timber Disposition Bridge Facility

        FORM OF SUBSIDIARY GUARANTY (Timber Disposition Bridge Facility)

                              SUBSIDIARY GUARANTY

                      (Timber Disposition Bridge Facility)

          THIS SUBSIDIARY GUARANTY (the "Guaranty"), dated as of ___________,
                                         --------
___, is made by (the "Guarantor" and, together with any other Guarantor that may
                      ---------
become a party hereto, the "Guarantors"), in favor of BANK OF AMERICA, N.A., a
                            ----------
national banking association, as administrative agent (in such capacity, the "Agent") for each of the Lenders (as defined below).
 -----

                                   RECITALS:

          A. Pursuant to the Credit Agreement (Timber Disposition Bridge Facility), dated as of _________, 2000 (together with all amendments, supplements, and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among North American Timber Corp., a Delaware
              ----------------
corporation ("North American Timber") as borrower, the various commercial
              ---------------------
lending and other financial institutions (individually, a "Lender" and,
                                                           ------
collectively, the "Lenders") as are, or may from time to time become, party
                   -------
thereto, the Agent, and Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc. as Co-Syndication Agents, the Lenders have extended commitments (the "Commitments") to make loans (the "Loans") to North American
                  -----------                       -----
Timber, which Loans are to be unconditionally guaranteed by each Subsidiary of North American Timber that owns timberlands with a value in excess of $25,000,000 (which Subsidiary or Subsidiaries are the Guarantors hereunder).

          B. Pursuant to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.

          C. Each Guarantor has duly authorized the execution, delivery, and performance of this Guaranty.

          D. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans made to North American Timber by the Lenders under the Credit Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to North American Timber pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of each Lender, as follows:

                                  ARTICLE 12
                                  DEFINITIONS
                                  -----------

     Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                  ARTICLE 13
                              GUARANTY PROVISIONS
                              -------------------

     2.1 Guaranty. Each Guarantor, jointly and severally, hereby absolutely,
         --------
unconditionally, and irrevocably:

     (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand, or otherwise, of all Obligations of North American Timber and each other Loan Party (other than such Guarantor) now or hereafter existing under the Credit Agreement and each other Loan Document to which it is or may become a party, whether for principal, interest, fees, expenses, or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a)), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b)); and

     (b) indemnifies and holds harmless the Agent and each Lender for any and all out-of-pocket costs and expenses (including the out-of-pocket expenses and reasonable fees of counsel and the allocated cost of in-house counsel retained by the Agent or such Lender) incurred by the Agent or such Lender in preserving and enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall be liable under this Guaranty for
--------  -------
the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent obligations, fraudulent conveyance, or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection or of performance, and each Guarantor specifically agrees that it shall not be necessary or required that the Agent or any Lender exercise any right, assert any claim or demand, or enforce any remedy whatsoever against North American Timber, any other Loan Party, or any other Person before or as a condition to the obligations of each Guarantor hereunder.

     2.2 Acceleration of Guaranty. Subject to the proviso of Section 2.1, each
         ------------------------                            -----------
Guarantor agrees that, in the event of the occurrence and continuance of an Event of Default including, without limitation, pursuant to Section 9.01(f)(ii)
                                                            -------------------
or 9.01(g) of the Credit Agreement, and the acceleration of the Obligations in
----------
accordance with the terms of the Credit Agreement, each Guarantor will pay to the Agent and the Lenders forthwith the full amount of the Obligations.

     2.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a
         ----------------------
continuing, absolute, unconditional, and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of North American Timber and each other Loan Party have been paid in cash in full, and all Commitments shall have terminated. Each Guarantor guarantees that the

Obligations of North American Timber and each other Loan Party will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional, and irrevocable irrespective of:

     (a) any lack of validity, legality, or enforceability of the Credit Agreement or any other Loan Document;

     (b) the failure of the Agent or any Lender:

         (i) to assert any claim or demand or to enforce any right or remedy against North American Timber, any other Loan Party, or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, or otherwise; or

         (ii) to exercise any right or remedy against any other guarantor of, or any collateral securing, any Obligations of North American Timber or any other Loan Party;

     (c) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations of North American Timber or any other Loan Party, or any other extension, compromise, or renewal of any Obligations of North American Timber or any other Loan Party;

     (d) any reduction, limitation, impairment, or termination of the Obligations of North American Timber or any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration, or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations of North American Timber or any other Loan Party or otherwise;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

     (f) any addition, exchange, release, surrender, or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Agent or any Lender securing any of the Obligations of North American Timber or any other Loan Party; or

     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, North American Timber, any other Loan Party, any surety, or any guarantor.

     2.4 Reinstatement, etc. Each Guarantor agrees that this Guaranty shall
         ------------------
continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by the Agent or any Lender, upon the insolvency, bankruptcy, or reorganization of North American Timber, any other Loan Party, or otherwise, all as though such payment had not been made.

     2.5 Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice
         -----------
of acceptance, and any other notice with respect to any of the Obligations of North American Timber or any other Loan Party and this Guaranty and any requirement that the Agent or any Lender protect, secure, perfect, or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against North American Timber, any other Loan Party, or any other Person (including any other guarantor) or any collateral securing the Obligations of North American Timber or any other Loan Party, as the case may be.

     2.6 Subordination. Until such time as the Obligations have been paid and
         -------------
performed in full and the period of time has expired during which any payment made by North American Timber, a Guarantor, or any other guarantor of the Obligations to Agent may be subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by Agent or paid over to a trustee, receiver, or any other entity, whether under any bankruptcy act or otherwise (any such payment being hereinafter referred to as a "Preferential
                                                                ------------
Payment"), any claim or other rights which any Guarantor may now have or
-------
hereafter acquire against North American Timber or such other guarantor that arises from the existence or performance of any Guarantor's obligations under this Guaranty or any other agreement (all such claims and rights being hereinafter referred to as "Guarantor's Conditional Rights"), including, without
                            ------------------------------
limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Agent or such other guarantor or any collateral which Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute, or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from North American Timber or such other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment, or security on account of such claim or other rights, shall be subordinate to Agent's right to full payment and performance of the Obligations, and each Guarantor shall not enforce Guarantor's Conditional Rights until such time as the Obligations have been paid and performed in full and the period of time has expired during which any payment made by North American Timber or a Guarantor to Agent may be determined to be a Preferential Payment.

     2.7  Successors, Transferees and Assigns; Transfers of Loans, etc.
          -------------------------------------------------------------

     This Guaranty shall:

     (a) be binding upon each Guarantor, and its successors, transferees, and assigns; and

     (b) inure to the benefit of and be enforceable by the Agent and each Lender.

Without limiting the generality of subsection (b), any Lender may assign or otherwise transfer (in whole or in part) any Loan held by it to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section
                                                                    -------
11.08 and Article 10 of the Credit Agreement.
-----     ----------

     2.8  Payments Free and Clear of Taxes, etc. Each Guarantor hereby agrees
          -------------------------------------
that:


     (a) Subject to paragraph (e) below, any and all payments made by each
                    -------------
Guarantor hereunder to or for the account of the Agent or any Lender shall be made in accordance with Section 3.04 of the Credit Agreement free and clear of,
                        ------------
and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) such taxes (including income taxes or franchise taxes or branch profit taxes) as are imposed on or measured by the Agent's or such Lender's net income and (ii) such taxes as are imposed by a jurisdiction other than the United States of America or any political subdivision thereof and that would not have been imposed but for the existence of a connection between the Agent or such Lender and the jurisdiction imposing such taxes (other than a connection arising principally by reason of the Credit Agreement or this Guaranty) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any
                                                                -----
Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to the Agent or any Lender:

          (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8) the Agent or such Lender
                                        -----------
     receives an amount equal to the sum it would have received had no such deductions been made;

          (ii) such Guarantor shall make such deductions; and

          (iii)such Guarantor shall pay the full amount deducted to the relevant taxation authority or other governmental authority in accordance with applicable law.

          (b) Each Guarantor shall pay any present or future stamp or documentary taxes or any other sales, excise, or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Guaranty (hereinafter referred to as "Other Taxes")
                                      -----------

          (c) Subject to subsection (e) below, each Guarantor, jointly and
                         --------------
severally, hereby indemnifies and holds harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.8) paid by
                                                          -----------
the Agent or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that the
                                                   --------  -------
Agent and each Lender agree to contest in good faith any Taxes or Other Taxes that the Agent or such Lender, in its sole discretion, believes have been incorrectly asserted. A certificate as to the amount demanded by the Agent or any Lender, or the Agent on behalf of any Lender, absent manifest error, shall be binding and conclusive.

          (d) Within 30 days after the date of any payment of Taxes or Other Taxes, each Guarantor shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to the Agent.

          (e) Each Lender shall, promptly upon the request of any Guarantor to that effect, deliver to the Agent and such Guarantor such accurate and complete forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish (if appropriate) such Lender's tax status for withholding purposes or may otherwise be appropriate to eliminate or minimize any Taxes on payments under this Guaranty. The provisions of Sections 3.04(f), (g), (h), and (i) of the Credit
                             --------------------------      ---
Agreement are hereby incorporated by reference into this Guaranty as if fully stated herein, except that each reference to the "Company" contained therein
                                                  -------
shall be deemed to be a reference to the "Guarantors" for purposes of this
                                          ----------
Guaranty.

          (f) Without prejudice to the survival of any other agreement of each Guarantor hereunder, the agreements and obligations of each Guarantor contained in this Section 2.8 shall survive the payment in full of the principal of and
        -----------
interest on the Loans.

                                  ARTICLE 14
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          3.1  Representations and Warranties.
               ------------------------------

          As of the date hereof (in the case of Guarantors initially executing this Guaranty) and as of the date of execution and delivery of a Supplement hereto (in the case of Guarantors becoming a party hereto hereafter), each Guarantor hereby makes each of the representations and warranties made by North American Timber in the Credit Agreement, to the extent that any such representation or warranty made by North American Timber in the Credit Agreement shall be applicable to such Guarantor, its Subsidiaries, or any of its or their properties.

                                  ARTICLE 15
                                COVENANTS, ETC.
                                ---------------

          4.1 Affirmative Covenants. Each Guarantor covenants and agrees that,
              ---------------------
so long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, duly keep, perform, and observe for the benefit of the Agent and the Lenders each and every covenant set forth in
Article 7 of the Credit Agreement to the extent that any such covenant shall be
---------
applicable to such Guarantor, any of its Subsidiaries, or any of its or their properties (all of which covenants, together with related definitions and ancillary provisions, are hereby incorporated herein by reference as if such terms were set forth herein in full), without regard to any termination of the Credit Agreement.

          4.2 Negative Covenants. Each Guarantor covenants and agrees that, so
              ------------------
long as any portion of the Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, duly keep, perform, and observe for the benefit of the Agent and the Lenders each and every covenant set forth in
Article 8 of the Credit Agreement to the extent that any such covenant shall be
---------
applicable to such Guarantor, any of its Subsidiaries, or any of its or their properties (all of which covenants, together with related definitions and ancillary provisions, are hereby incorporated herein by reference as if such terms were set forth herein in full), without regard to any termination of the Credit Agreement.

                                  ARTICLE 5
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     5.1  Loan Document. This Guaranty is a Loan Document executed pursuant to
          -------------
the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article 11 of the Credit Agreement.
                                        ----------

     5.2  Binding on Successors, Transferees and Assigns; Assignment. In
          ----------------------------------------------------------
addition to, and not in limitation of, Section 2.7, this Guaranty shall be
                                       -----------
binding upon each Guarantor and its successors, transferees, and assigns and shall inure to the benefit of and be enforceable by the Agent, each Lender, and their respective successors, transferees, and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that no Guarantor may
                     -----------   --------  -------
assign any of its obligations hereunder.

     5.3  Amendment, etc. No amendment to or waiver of any provision of this
          --------------
Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantors, the Agent and consented to by the Required Lenders (or, as provided in Section 11.02(a) of the Credit Agreement, all Lenders), and then such waiver
   ----------------
or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.4  Addresses for Notices to each Guarantor. All notices and other
          ---------------------------------------
communications hereunder to any Guarantor shall be in writing (including by facsimile) and mailed by overnight delivery, transmitted by facsimile, or delivered to it, addressed to it at the address set forth below its signature hereto or at such other address as shall be designated by such Guarantor in a written notice to the Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section 5.4. All such notices
                                                -----------
and other communications shall be effective, if transmitted by facsimile when transmitted or, if mailed by overnight delivery or delivered, upon delivery, addressed as aforesaid.

     5.5  No Waiver; Remedies. In addition to, and not in limitation of,
          -------------------
Sections 2.3 and 2.5, no failure on the part of the Agent or any Lender to
------------     ---
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5.6  Section Captions. Section captions used in this Guaranty are for
          ----------------
convenience of reference only, and shall not affect the construction of this Guaranty.

     5.7  Setoff. In addition to, and not limitation of, any rights of the Agent
          ------
or any Lender under applicable law, the Agent and each Lender shall, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with the Agent or such Lender; provided, however, that any such appropriation
                               --------  -------
and application
shall be subject to the provisions of Section 3.05 of the Credit Agreement. Each
                                      ------------
Lender agrees promptly to notify the relevant Guarantor after any such setoff and application made by such party; provided, however, that the failure to give
                                    --------  -------
such notice shall not affect the validity of such setoff and application. The rights of the Agent and each Lender under this Section 5.7 are in addition to
                                               -----------
any other right or remedy (including any other right of set off) which the Agent or such Lender may have.

     5.8  Severability. Wherever possible each provision of this Guaranty shall
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     5.9  Governing Law, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED
          ------------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO THE LOAN DOCUMENTS WITH RESPECT TO THE SUBJECT MATTER THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO, EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENT MADE WITH RESPECT TO THE PAYMENT BY ANY LENDER OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS OR EXPENSES PAYABLE TO OR INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR ANY LENDER.

     5.10  Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY,
           --------------------
AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY EAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              [______________________________]



                              By: ______________________________

                              Title:

                              Address:   c/o Georgia Pacific Corporation
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia 30348-5605

                              Attn:      Treasurer's Department

                              Facsimile: 404-230-5598

                                                                 Exhibit 7.13(b)

                                           to Timber Disposition Bridge Facility


                        FORM OF CONTRIBUTION AGREEMENT

                     (Timber Disposition Bridge Facility)

                            CONTRIBUTION AGREEMENT

                     (Timber Disposition Bridge Facility)

     This Contribution Agreement ("Agreement") is entered into as of _______, ___ by and among NORTH AMERICAN TIMBER CORP., a Delaware corporation (the "Borrower") and [__________________], a [___________] corporation; and such
 --------
other Persons that may hereafter become a party hereto pursuant to Section 3.1
                                                                   -----------
(collectively, excluding the Borrower, the "Contributing Subsidiaries").
                                            -------------------------

                                   Recitals

     A. Borrower, certain financial institutions which are or may become parties thereto (the "Lenders"), Bank of America, N.A., as administrative agent
                      -------
for the Lenders (in such capacity, the "Agent"), and Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as Co-Syndication Agents have entered into a Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (together with all amendments from time to time made thereto, the "Credit Agreement"). Pursuant to the Credit Agreement, the Lenders
              ----------------
have agreed to provide credit facilities to the Borrower in the aggregate amount of up to $650,000,000.

     B. Each of the Subsidiaries of the Borrower that owns timberlands with a value in excess of $25,000,000 is a direct or indirect beneficiary of the credit facilities provided pursuant to the Credit Agreement, and each Person hereafter becoming any such Subsidiary will be a direct or indirect beneficiary of the credit facilities provided pursuant to the Credit Agreement. Accordingly, each such Subsidiary has entered into, and each Person becoming such a Subsidiary hereafter is obligated to enter into, the Subsidiary Guaranty (Timber Disposition Bridge Facility) of even date herewith (the "Subsidiary Guaranty
                                                         -------------------
(Timber Disposition Bridge Facility)").
------------------------------------

     C. Because of the joint and several nature of the Subsidiary Guaranty (Timber Disposition Bridge Facility) and the transactions contemplated by the Credit Agreement, any of such Subsidiaries may be called upon or required to pay an amount in respect of such obligations which is greater than the benefit actually received by such Contributing Subsidiary as the result of the apportionment and distribution of the loan proceeds among the group of Contributing Subsidiaries, and so the Borrower desires to provide for rights of reimbursement and contribution among the Borrower on behalf of itself and such Subsidiaries in such event.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises of the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                         REIMBURSEMENT AND CONTRIBUTION
                         ------------------------------

     1.1  Reimbursement and Contribution.
          ------------------------------

     The Borrower hereby agrees that, if a Contributing Subsidiary shall be called upon and required to pay amounts (or suffer the loss of its collateral pledged to secure amounts) in respect of the joint and several obligations of the Subsidiaries under the Subsidiary Guaranty (Timber Disposition Bridge Facility) which exceed the aggregate benefit actually received by such Contributing Subsidiary (the "Paying Subsidiary") as the result of apportionment and distribution of the proceeds of the Credit Agreement, then such Subsidiary shall be entitled to contribution and reimbursement from the Borrower and the other such Subsidiaries, and the Borrower shall pay and contribute, or shall cause one or more of the other such Subsidiaries to pay and contribute, to such Paying Subsidiary and reimburse it for an amount equal to the amount by which the amount such Paying Subsidiary is actually called upon to pay exceeds the aggregate benefit actually received by such Paying Subsidiary as the result of the apportionment and distribution of the proceeds of the Credit Agreement.

                                  ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     2.1  Representations and Warranties.
          ------------------------------

     As of the date hereof (in the case of Contributing Subsidiaries initially executing this Agreement) and as of the date of execution and delivery hereof (in the case of Contributing Signatories becoming a party hereto pursuant to Section 3.1), each Contributing Subsidiary hereby makes each of the representations and warranties made by the Borrower and, in the case of Subsidiaries, to the extent that any such representation or warranty made by the Borrower in the Credit Agreement shall be applicable to such Subsidiary, its Subsidiaries, or any of its or their properties.

                                  ARTICLE III

                             ADDITIONAL SIGNATORIES
                             ----------------------

     3.1  Additional Signatories.
          ----------------------

     As required by the terms of the Credit Agreement, Subsidiaries that own timberlands with a value in excess of $25,000,000 may from time to time hereafter become parties hereto by executing and delivering to the Agent a Supplement hereto in the form set forth as Exhibit 7.13(a) to the Credit Agreement.

                                  ARTICLE IV
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     4.1  Loan Document. This Agreement is a Loan Document for purposes of the
          -------------
Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions thereof, including, without limitation, Article 11 of the Credit Agreement.
                                        ----------

     4.2  Binding on Successors, Transferees, and Assigns; Assignment. This
          -----------------------------------------------------------
Agreement shall be binding upon the Borrower, each Contributing Subsidiary and their respective successors, transferees, and assigns and shall inure to the benefit of and be enforceable by the Borrower, each Contributing Subsidiary, the Agent, each Lender, and their respective successors, transferees, and assigns; provided, however, that neither the Borrower nor any Contributing Subsidiary may
--------  -------
assign any of its obligations hereunder.

     4.3  Amendment, etc. No amendment to or waiver of any provision of this
          --------------
Agreement, nor consent to any departure by the Borrower or any Contributing Subsidiary herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and authorized by the Required Lenders as defined in each Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     4.4  No Waiver; Remedies. No failure on the part of the Agent or any Lender
          -------------------
to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     4.5  Section Captions. Section captions used in this Agreement are for
          ----------------
convenience of reference only, and shall not affect the construction of this Agreement.

     4.6  Severability. Wherever possible each provision of this Agreement shall
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     4.7  Governing Law, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
          ------------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES TO THE LOAN DOCUMENTS WITH RESPECT TO THE SUBJECT MATTER THEREOF AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO, EXCEPT FOR THE FEE LETTER AND ANY PRIOR ARRANGEMENT MADE WITH RESPECT TO THE PAYMENT BY ANY LENDER OF (OR ANY INDEMNIFICATION FOR) ANY FEES, COSTS, OR EXPENSES PAYABLE TO OR

INCURRED (OR TO BE INCURRED) BY OR ON BEHALF OF THE AGENT OR ANY LENDER.

     4.8  Waiver of Jury Trial. EACH CONTRIBUTING SUBSIDIARY HEREBY KNOWINGLY,
          --------------------
VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY EAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT. EACH CONTRIBUTING SUBSIDIARY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

                  [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date set forth above.

                                    AMERICAN TIMBER CORP.


                                    By:_______________________________
                                       Title:

                                    Address: Georgia-Pacific Corporation
                                             133 Peachtree Street, N.E.
                                             Atlanta, Georgia 30348-5605


                                    Attn:   Treasurer's Department

                                    Facsimile: 404-230-5598




                                    [____________________________]



                                    By: ______________________________

                                    Title:


                                    Address: c/o Georgia-Pacific Corporation
                                             133 Peachtree Street, N.E.
                                             Atlanta, Georgia 30348-5605


                                    Attn:   Treasurer's Department

                                    Facsimile: 404-230-5598

                                                                 Exhibit 7.13(c)

                                           to Timber Disposition Bridge Facility

                             SUPPLEMENT AGREEMENT

                     (Timber Disposition Bridge Facility)




SUPPLEMENT AGREEMENT TO SUBSIDIARY GUARANTY AND CONTRIBUTION AGREEMENTS dated as of [__________________] (this "Agreement") by and between [_________________], a
                               ---------
[________] [________] ("the Company") and BANK OF AMERICA, N.A., as Agent under
                        -----------
the Credit Agreement referred to below.

                                   RECITALS

     WHEREAS, North American Timber Corp. (the "Borrower"), the lenders party
                                                --------
thereto, the Agent and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto are party to the Credit Agreement (Timber Disposition Bridge Facility), dated as of November 3, 2000 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"). Unless otherwise
                                          ----------------
defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement;

     WHEREAS, certain Subsidiaries of the Borrower are party to the Subsidiary Guaranty (Timber Disposition Bridge Facility) dated as of [__________] (the "Subsidiary Guaranty (Timber Disposition Bridge Facility)") and the Contribution
 --------------------------------------------------------
Agreement (Timber Disposition Bridge Facility) dated as of [__________] (the "Contribution Agreement (Timber Disposition Bridge Facility)");
 -----------------------------------------------------------

     WHEREAS, pursuant to Section 7.13 of the Credit Agreement, each Subsidiary
                          ------------
of the Borrower that owns timberlands with a value in excess of $25,000,000 must execute and deliver this Agreement and become a Guarantor under the Subsidiary Guaranty (Timber Disposition Bridge Facility) and a Contributing Subsidiary under the Contribution Agreement (Timber Disposition Bridge Facility);


     WHEREAS, the Company is such a Subsidiary; and

     NOW THEREFORE, in consideration of the foregoing and for good and other valuable consideration, the Company hereby agrees with the Agent and the Lenders as follows:

     1. Definitions. All capitalized terms defined in the Credit Agreement and
        -----------
used herein shall have such defined meanings when used herein.

     2. Representations and Warranties. The Company hereby represents and
        ------------------------------
warrants to the Agent and the Lenders that all representations and warranties to such parties contained in Article 3 of the Subsidiary Guaranty (Timber
                          ---------
Disposition Bridge Facility) and Article 2 of the Contribution Agreement (Timber
                                 ---------
Disposition Bridge Facility) are true and correct as of the date hereof.

     3. Assumption of Rights and Obligations. Pursuant to Section 7.13 of the
        ------------------------------------              ------------
Credit Agreement, the Company hereby agrees to become a "Guarantor" under the Subsidiary Guaranty (Timber Disposition Bridge Facility) and a "Contributing Subsidiary" under the Contribution Agreement (Timber Disposition Bridge Facility). The Company hereby expressly assumes, confirms and agrees to perform and observe all and singular the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of a Guarantor under the Subsidiary Guaranty (Timber Disposition Bridge Facility) and a Contributing Subsidiary under the Contribution Agreement (Timber Disposition Bridge Facility).

     4. Further Assurances. At any time and from time to time, upon the request
        ------------------
of the Agent or any Lender, and at the expense of the Company, the Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent or such Lender may deem reasonable to effect the purposes of this Agreement.

     5. Successors and Assigns. This Agreement shall be binding upon the Company
        ----------------------
and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns; provided, however, that
                                                         --------  -------
the Company may not assign or transfer any of its rights or obligations under this Agreement except in accordance with Section 5.3 of the Subsidiary Guaranty
                                         -----------
(Timber Disposition Bridge Facility) and Section 4.3 of the Contribution
                                         -----------
Agreement (Timber Disposition Bridge Facility).

     6. Opinion of Counsel. The Company hereby instructs its counsel to deliver
        ------------------
the opinions referred to in Section 6.01(d) of the Credit Agreement to the Agent
                            ---------------
and the Lenders.

     7. Governing Law. This Agreement shall be governed by and construed and
        -------------
interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer on the day and year first above written.


                                    [____________________]

                                    By__________________________
                                      Name:
                                      Title:


ACCEPTED AND ACKNOWLEDGED
this _____ day of__________, ____

BANK OF AMERICA, N.A.,
as Agent


By: __________________________
Title: _______________________

                                                                Exhibit 11.08(b)

                                           to Timber Disposition Bridge Facility

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                     (Timber Disposition Bridge Facility)


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of _________________, ____, is made by [NAME OF ASSIGNOR], a ___________________ (the "Assignor"), to
                                                                 --------
[NAME OF ASSIGNEE], a ________________ ("Assignee").
                                         --------

                                   RECITALS:

A. The Assignor has entered into a Credit Agreement (Timber Disposition Bridge Facility) (the "Credit Agreement") among NORTH AMERICAN TIMBER CORP., a
                     ----------------
     Delaware corporation (the "Company"), the Lenders party thereto, BANK OF
                                -------
     AMERICA, N.A., as administrative agent (the "Agent"), and the Co-
                                                  -----
     Syndication Agents, Book Managers and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

B. Pursuant to the Credit Agreement, the Assignor has, as of the date hereof, a Commitments of $___________ (the "Commitment").
                                         ----------

C. The outstanding principal balance on this date of Assignor's Loans is $__________.

D. The Assignor wishes to assign to the Assignee [part][all] of its rights and obligations under the Credit Agreement in respect of its Commitments in an amount equal to $____________ , on the terms and subject to the conditions set forth herein, and the Assignee wishes to accept the assignment of such rights and assume such obligations from the Assignor on such terms and subject to such conditions.

NOW, THEREFORE, In consideration of the premises and the mutual covenants contained herein, the Assignor and the Assignee hereby covenant and agree as follows:

     1.     Assignment and Assumption.

        (a) Subject to the terms and conditions of this Agreement, the Assignor and the Assignee agree that the Assignor hereby sells, transfers, and assigns to the Assignee, and the Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement, (i) ____% of the Commitments, the Loans of the Assignor ("Assignee's Percentage Share") (such assigned Commitments representing
           ---------------------------
___% of the aggregate Commitments of all Lenders); and (ii) all related rights, benefits, obligations, liabilities and indemnities under and in connection with the Credit Agreement and each other Loan Document (other than any such rights, benefits, obligations, liabilities, or indemnities with respect to any Bid Loan made by the Assignor), including the right to receive payments of principal of and interest on the Assignor's Loans hereby assigned, and the obligation to fund future Loans in respect of such assignment, and to indemnify the Agent or any other party under the Credit Agreement and to pay all other amounts payable by a Lender (in respect of the Commitments assigned hereunder) under or in connection with the Credit Agreement (other than any such amounts payable in respect of a Bid Loan). After giving effect to the foregoing assignments, the Commitment of the Assignee shall be $___________, and the Commitment of the Assignor shall be $____________.

[If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Loans.]

        (b) With effect on or after the Effective Date (as defined herein), the Assignee shall be a party to the Credit Agreement and succeed to all the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, with Commitments in the amount assigned hereunder. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties that the Commitments of the Assignor shall be reduced by an amount equal to Assignee's Percentage Share thereof and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee.

     2.     Payments.

        (a) As consideration for the sale, assignment, and transfer contemplated in Section 1, the Assignee shall pay to the Assignor on the Effective Date in
   ---------
immediately available funds an amount equal to $____________, representing the Assignee's Percentage Share of the principal amount of all Loans previously made to the Company by the Assignor under the Credit Agreement and outstanding on the Effective Date.

        (b) The [Assignor/Assignee] further agrees to pay to the Agent the processing fee referred to in the amount specified in Section 11.08(b) of the
                                                      ----------------
Credit Agreement.

     3. Reallocation of Payments. The Assignor shall notify the Agent and the Company to make all payments with respect to the Commitments and Loans assigned hereunder after the Effective Date directly to the Assignee, as its interest may appear. The Assignor and the Assignee agree and acknowledge that all payments of interest, commitment fees, utilization fees, facility fees, and utilization fees accrued up to, but not including, the Effective Date are the property of the Assignor, and not the Assignee. The Assignee shall, upon receipt by the Assignee of any interest, commitment fees, utilization fees, or facility fees remit to the Assignor all of such interest, commitment fees, utilization fees, and facility fees accrued up to, but not including, the Effective Date. The Assignor shall, upon receipt by the Assignor of any interest, commitment fees, utilization fees and facility fees remit to the Assignee all of such interest, commitment fees, utilization fees, and facility fees accrued for any period from and after the Effective Date. The Assignor shall promptly notify the Assignee of any notices received by the Assignor in connection with the Credit Agreement affecting or relating to the rights and obligations assigned hereunder.

     4. Independent Credit Decision. The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.09 of the Credit Agreement, and such other documents and
      ------------
information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5. Effective Date; Notices. As between the Assignor and the Assignee, the effective date for this Agreement shall be ____________________, ____ (the "Effective Date"); provided that the following conditions precedent have been
 --------------
satisfied on or before the Effective Date:

        (a) this Agreement shall be executed and delivered by the Assignor and the Assignee;

        (b) the consent of the Company and the Agent required for an effective assignment of the Commitment and outstanding Loans assigned hereunder by the Assignor to the Assignee under Section 11.08(a) of the Credit Agreement, if any,
                               ----------------
shall have been duly obtained and shall be in full force and effect as of the Effective Date;

        (c) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement;

        (d) the Assignee shall have complied with Section 3.04(f) of the Credit
                                                  ---------------
Agreement (if applicable);

        (e) the processing fee referred to above and in Section 11.08(b) of the
                                                        ----------------
Credit Agreement shall have been paid by [Assignor/Assignee] to the Agent; and

        (f) Promptly following the execution of this Agreement, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Attachment A.
                                                    ------------

     6.     Agent.  [Include only if Assignor is Agent:

        (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

        (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

     7.     Withholding Tax.  The Assignee agrees to comply with Section 3.04(f)
                                                                ---------------
of the Credit Agreement (if applicable).

     8.     Representations and Warranties.

        (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, security interest, or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with herewith and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

        (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

        (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection herewith, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery, or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9. Further Assurances. The Assignor and the Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.    Miscellaneous.

        (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

        (b) All payments made hereunder shall be made without any set-off or counterclaim.

        (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement.

        (d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        (e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State or Federal court, and each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, Action or proceeding.

        (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR OTHER STATEMENTS (WHETHER VERBAL OR WRITTEN).

     [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.


                                    [ASSIGNOR]

Address:                            By: ____________________________
[Address of Assignor]                      ____________________(print name)
                                    Title: _________________________

                                    [ASSIGNEE]

Address:                            By: ____________________________
[Address of Assignee]                      ____________________(print name)
                                    Title: _________________________

                                                Attachment A to Exhibit 11.08(b)

                                             Assignment and Assumption Agreement

                         FORM OF NOTICE OF ASSIGNMENT

                     (Timber Disposition Bridge Facility)

To:  North American Timber Corp.
     133 Peachtree Street, N.E.
     Atlanta, Georgia 30303
     Attention: Treasurer's Department

To:  Bank of America, N.A., as Agent
     Credit Products - Forest Products - SF #9973
     Mail Code: CA5-705-12-01
     555 California St., 12th Fl.
     San Francisco, CA 94104
     Attention: Mike Balok, Managing Director


              Re: North American Timber Corp. Credit Agreement,

                  dated as of November 3, 2000


Ladies and Gentlemen:

     We refer to Section 11.08(b) of the Credit Agreement among NORTH AMERICAN
                 ----------------
TIMBER CORP., a Delaware corporation (the "Company"), the Lenders party thereto, BANK OF AMERICA, N.A., as administrative agent (the "Agent"), and the Co-Syndication Agents, Book Managers and Lead Arrangers party thereto. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This Notice of Assignment is delivered to you pursuant to Section 11.08(b)
                                                               ----------------
of the Credit Agreement and also constitutes notice to each of you, pursuant to
Section 11.08(b)(i) of the Credit Agreement, of the assignment to _____________
-------------------
(the "Assignee") of [____%] of the Commitment and the Loans of ________________
      --------
(the "Assignor") outstanding under the Credit Agreement on the date hereof,
      --------
which assignment was undertaken pursuant to an Assignment and Assumption Agreement, duly executed and delivered by the Assignor and the Assignee on _____________, _____. After giving effect to the foregoing assignment, the Assignor's and the Assignee's Commitments for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [If applicable: The Assignee hereby represents and warrants to the Agent that it has obtained from the Company the prior consent to the assignment required pursuant to Section 11.08(a).] The Assignee hereby acknowledges and
                     ----------------
confirms that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the initial Borrowing thereunder. The Assignee further confirms and agrees that in becoming a Lender and in extending its Commitment and making its Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date contemplated by Section 11.08(b)(iii) of the Credit Agreement for the
                     ---------------------
effectiveness of the assignment which is the subject of this Notice of Assignment (the "Effective Date"):
                 --------------

          (a)  the Assignee

               (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender"
                                                                      ------
          under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 11.08(b)(ii) of
                                                        --------------------
the Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

          (A)  Address for Notices:

               Institution Name:
               Attention:

               Domestic Lending Office:
               Telephone:
               Facsimile:

               Eurodollar Lending Office:

               Telephone:
               Facsimile:


          (B)  Payment Instructions:

     The Assignee agrees to furnish to the Agent and the Company on or before the Effective Date the tax form[s] required by Section 3.04(f) (if so required)
                                               ---------------
of the Credit Agreement.

     This Notice of Assignment may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same notice and agreement.


Commitment:                         [ASSIGNOR]
----------

                                    By: __________________________
$__________________                 Title: ____________________



Commitment:                         [ASSIGNEE]
----------

                                    By: __________________________
$__________________                 Title: _____________________

ACCEPTED AND ACKNOWLEDGED
this _____ day of__________, ____

BANK OF AMERICA, N.A.,
as Agent


By: __________________________
Title: _______________________


NORTH AMERICAN TIMBER CORP.


By: __________________________
Title: _______________________